SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Investment Company Act file number 811-04750

________________

Fenimore Asset Management Trust

________________________________________________________________

(Exact name of registrant as specified in charter)

384 North Grand Street

P.O. Box 399

Cobleskill, New York 12043

________________________________________________________________

(Address of principal executive offices) (Zip code)

Thomas O. Putnam

Fenimore Asset Management Trust

384 North Grand Street

Cobleskill, New York 12043

________________________________________________________________

Name and address of agent for service

Registrant’s telephone number, including area code: 1-800-453-4392

_________________

Date of fiscal year end: December 31

_________________

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

The Commission may use the information provided on Form N-CSR in its  regulatory disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requiresments of 44 U.S.C. ss. 3507.

Item 1. Report to Stockholders.

The annual report to stockholders is filed herewith.

ANNUAL REPORT December 31, 2016

Value Fund

Investor Share Class

Equity-Income Fund

Investor Share Class

Small Cap Fund

Investor Share Class and Institutional Share Class

Table of Contents

Chairman’s Commentary	1

FAM Value Fund
Letter to Shareholders	4
Performance Summary	9
Portfolio Data	11
Statement of Investments	12

FAM Equity-Income Fund

Letter to Shareholders	17
Performance Summary	23
Portfolio Data	25
Statement of Investments	26

FAM Small Cap Fund

Letter to Shareholders	30
Performance Summary	36
Portfolio Data	38
Statement of Investments	39

Statements of Assets and Liabilities	43
Statements of Operations	44
Statements of Changes in Net Assets	45
Notes to Financial Statements	48
Report of Independent Registered Public Accounting Firm	61
Investment Advisor Contract Renewal Disclosure	62
Information About Trustees and Officers	67
Expense Data	69
Supplemental Information	71

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this code without charge, by calling FAM Funds at (800) 932-3271.

Chairman’s Commentary

December 31, 2016

Dear Fellow Shareholder,

Have you ever asked someone their opinion on something — a show, a vacation, a painting — and their response was: “interesting”? Interesting is an ambiguous word. Is it interesting in a good way or in a bad way? Does it mean captivating or just not boring? That said, the first word that comes to my mind after reflecting on 2016 is interesting — ambiguity intended. It certainly was not boring and, in many cases, it is difficult to tell whether the outcomes of this past year will be positive or negative. In 2016, we saw widening fissures in the European Union, an eruption of global populism, the lowest interest rates in American history, throngs of investors paying countries to borrow their money, a U.S. presidential election whose outcome was a complete surprise to most, and a stock market that finished the year with double-digit returns after being down considerably at the beginning of the year. The ultimate effects these events will have on the investment landscape are uncertain. Unambiguously, though, is how we have and will continue to navigate them.

Sticking to our time-tested approach of preserving and growing wealth through in-depth research and insightful investing has served our shareholders in the past, and this year was no exception. Our three mutual funds performed very well on both an absolute and relative basis (please see individual letters that follow): the FAM Value Fund returned 15.60%; FAM Equity-Income Fund returned 21.59%; and the FAM Small Cap Fund returned 24.21%. More on this later…

Meanwhile, U.S. equities, as measured by the S&P 500 Index, were up 9.5% in 2016. Including dividends, the S&P 500 returned 11.96% for the year. Interestingly, this was after being down more than 10% in February on fears of slowing global growth and the potential for a recession in the United States. Stock prices recovered by March before the Brexit vote buffeted them in June. After another swift recovery, prices pushed even higher after the election of Donald Trump as President on November 8. Smaller companies did even better. The Russell 2000, an index of small-cap companies, rose 19.5% (21.31% with dividends) — most of which came after the election.

Global interest rate markets were very interesting in 2016 as well. In America, the yield on the 10-Year Treasury bond reached a historic low of 1.36% on July 8 and then rebounded to 2.44% at year-end. Of the 108 basis point (1.08%) increase in yield from the July low, more than half of it occurred after the election. The year began in the shadows of the Federal Reserve’s first rate increase in seven years; however, as global growth became more suspect and foreign central banks became more accommodative by lowering their countries’ rates, demand for U.S. government bonds increased and yields plummeted mid-year. Another Fed rate increase, combined with increased growth and inflation expectations, drove yields higher by the end of 2016. Interest rates are fundamental to the pricing of most financial securities. Typically, higher interest rates lead to lower stock prices, but that relationship did not hold in the back half of

Chairman’s Commentary

2016. There are a number of potential reasons for this which are beyond the scope of this letter. Nevertheless, a continued rise in interest rates may become a headwind for broad stock indices in the coming months.

We typically avoid politics in these letters because the long-term, fundamental, business-focused nature of our investment approach is, by-and-large, immune from caprices of political activities. However, this presidential election was one of the most interesting we have seen in decades. And, as evidenced by movements in many financial markets, it is expected to materially impact the long-term values of various securities and asset classes. Candidate Trump promised to stoke economic growth by lowering corporate and personal tax rates, increasing infrastructure spending, incenting private capital investment, protecting American jobs, and reducing regulatory burdens on businesses. The first-order effects of these initiatives would be beneficial to the value of U.S. businesses. However, just like his predecessors, what Candidate Trump promoted and what President Trump achieves will likely be vastly different. So, while there is some justification for the “Trump Bump” in the stock market, as it is being called, stock prices are reflecting a high probability of unambiguously positive political outcomes. We are not as certain. As we examine potential and existing investments, we are being thoughtful — but cautious — in our assessment of the impact of the current political environment.

With this as a backdrop, several things help explain our performance this year. We were positioned to benefit from the rise in interest rates. Additionally, we had reduced our exposure to “bond proxies” (stocks sought by investors looking for yield in this low-yield environment) and low volatility stocks, both of which underperformed the last six months of the year. We took advantage of the two large downdrafts in the market to add to our positions and initiate new holdings at attractive prices. We also trimmed positions that had appreciated beyond our assessed value. Our industrial companies benefitted from renewed expectations for growth and, in particular, infrastructure spending and capital goods investments. We also have a fair amount of holdings paying 35+% tax rates whose prices were bid up in the expectation of lower corporate tax rates to come. In all, we are pleased with our performance.

U.S. equity valuations, in aggregate, are rich and reflect high expectations and rosy scenarios. Setbacks, to the extent they happen, may fuel increased equity market volatility. However, one of the benefits of being a concentrated active investor is that we do not own “the market” — we get to pick and choose our spots. Our fund managers curate a portfolio of relatively few investments, attempting to avoid low-quality/excessively-valued stocks. This, we believe, increases our chances of achieving satisfying risk-adjusted returns over the long term (five to seven years) above that of owning hundreds of stocks in an index fund.

This year our investment team visited or talked to more than 175 companies, logging countless hours on the road meeting with management teams, competitors, and customers in pursuit of knowing our companies better than most. We believe this in-depth research, a dogged pursuit of high-quality

Chairman’s Commentary

businesses with great management teams, combined with patient, price-sensitive portfolio management, is the best way to preserve and grow wealth. It helped us greatly in the past four decades, it helped us in 2016, and it should continue to help us regardless of how interesting things become in this upcoming year.

Thank you for all the trust and confidence you place in us.

Thomas O. Putnam, Chairman

Research Team
Andrew F. Boord
John D. Fox, CFA
Kevin D. Gioia, CFA
Paul C. Hogan, CFA
William W. Preston, CFA
Drew P. Wilson, CFA

FAM Value Fund

December 31, 2016

Dear Fellow Value Fund Shareholder,

The stock market experienced a number of ups and downs during the year, but finished strongly producing a double-digit gain for 2016. The year began poorly with stocks declining through the second week of February; however, initial concerns over a global recession proved to be unfounded and the market rebounded. Election results had a major influence on stock markets around the world. In June, a surprise vote by the United Kingdom was the catalyst for a quick market decline of -5%. The even more surprising U.S. elections led to a major rally with the U.S. stock market increasing by almost +5% from Election Day through year-end.

Performance Detail

At December 31, 2016 the net asset value of the FAM Value Fund was $66. This represents a total return of 15.60% from the beginning of the year. For comparison, the S&P 500 Index increased 11.96% and Russell Midcap Index increased 13.80%.

Performance	1-Year	3-Year	5-Year	10-Year	Since Inception (1/2/87)
FAM Value Fund	15.60%	8.81%	13.79%	6.75%	10.46%
Russell Midcap Index	13.80%	7.92%	14.72%	7.86%	11.54%
S&P 500 Index	11.96%	8.87%	14.66%	6.95%	10.16%

Best Performers

Brown & Brown was the best performing stock for the year, on a dollar-weighted basis, with a gain of $16.60 million. Brown & Brown is a long-term holding in the Fund with an original purchase date in the 1990s. It is a national insurance agency with headquarters in Daytona Beach, FL. Sales and earnings results have been fairly consistent over the last few years and Brown & Brown has embarked on a stock repurchase program which is adding to earnings per share growth. The company does business primarily in the United States and should be a significant beneficiary of lower corporate tax rates. The stock performed well this year gaining 15% thru Election Day and increased another 21% after the election.

The second-best performer was Illinois Tool Works with a gain of more than $10.90 million. Illinois Tool is a diversified industrial company serving a number of end markets including automobile manufacturers, food equipment, and welding equipment. Management has done an excellent job increasing profit margins over the years using their “80/20” op-

FAM Value Fund

erating system. Under this system, management focuses on the 20% of the customers that account for 80% of the revenues. As a result, operating margins have increased from 15% five years ago to 22% in the latest four quarters ending September 30, 2016.

The third-best performing stock was EOG Resources with a gain of $10.73 million for the year. EOG is an energy firm with headquarters in Houston, TX. The stock performed well during the year due to the considerable increase in commodity prices and EOG’s announcement of a large acquisition. We continue to be impressed with management’s focus on maintaining a strong balance sheet and earning high rates of return on capital.

Worst Performers

The worst performing stock for the year, on a dollar-weighted basis, was MEDNAX with a loss of -$2.26 million. MEDNAX is a national medical group that comprises the nation’s leading providers of neonatal, anesthesia, maternal-fetal, and pediatric medical and surgical subspecialty services. During the year, the company experienced greater than expected demand for its radiology services. As a result, it had to recruit and train many more doctors than expected. This increased hiring and training elevated expenses while reducing profit margins for the year. We expect this margin pressure to be a short-term issue that should be resolved in 2017. When resolved, we expect that margins and operating profit margin should begin to increase.

Patterson Companies was the second-worst performer with a loss of -$1.44 million. In November, Patterson reported poor results for its second fiscal quarter ending October 2016. The issues involved slow growth in its core dental business and margin pressure on pharmaceuticals sold in their animal health division. While we were disappointed in the operating results, the company has a strong competitive position in its industry and generates generous amounts of cash profits.

Fossil Group was the third-worst performer with a loss of -$277,406. We sold our shares as described below within the “Portfolio Activity” section.

Portfolio Activity

Purchases

We purchased a position in one new company and added to 12 positions during the market decline in January and February. These purchases represented a broad range of industries including Industrials, Retailers, Investment Managers, and Energy. The top three additions, on a dollar-weighted basis, were Franklin Resources, CarMax, and Graco.

The new holding was Landstar System, a transportation firm with headquarters in Jacksonville, FL. We say “was” because we sold the stock in December after it appreciated more than 35% from our original purchase price.

FAM Value Fund

Sales

During the year, we completed full-sales of the following holdings: Fossil Group; Knight Transportation; John Wiley & Sons; McGrath RentCorp; and Xilinx. Additionally, we sold a considerable part of our holding in White Mountains Insurance Group and three small positions that we received in spinoffs: Brookfield Business Partners, Interval Leisure, and YUM China.

Fossil Group was a small position which we sold after they continued to report results far below what we expected.

McGrath RentCorp was a long-term holding in the Fund that we decided to exit. Observing the operation over a long period of time we noticed that, despite some acquisitions to diversify the business and continued investments in fixed assets, McGrath was unable to grow earnings per share or returns on equity. While the near-term results have been impacted by the decline in oil prices, which can reverse, we felt the long-term track record of earnings growth was below what we look for in our investments so we sold the entire position.

John Wiley & Sons is a premier publisher of professional journals, textbooks, and general business books. While Wiley is managing the paper to digital transition with a number of acquisitions, we thought the continued headwinds from digital adoption would weigh on future growth. The stock was quite low in February, but rebounded nicely and we sold our shares near what we thought the operation was worth.

Knight Transportation is a trucking company that has been highly profitable for many years. For the last few years, trucking has been a very difficult industry and the near-term outlook into next year continues to look challenging. Earlier in the year, we sold the majority of the position and put some of the proceeds into Landstar System which we estimated to have better cash flow and return on invested capital characteristics. By year-end, we had exited our position in Knight completely.

Xilinx is a semiconductor firm that designs and markets programmable circuits and chips. We purchased a position in the Fund in January 2015 after a disappointing earnings report caused the stock to decline below what we thought it was worth. Since our original purchase, the stock appreciated to more than our estimate of fair value and we sold the few remaining shares in the portfolio.

Outlook

Given the number of surprises in 2016, it strikes us as a bit presumptuous to write an outlook for 2017. The only thing we are sure of is that there will be more surprises. However, given the significant changes resulting from the presidential election a few comments are

FAM Value Fund

warranted. The surprise election of Donald Trump caused a reappraisal by investors about the future prospects for a variety of businesses. The major economic items from the Republican platform appear to be lower corporate and individual tax rates, increased spending on infrastructure, and less government regulation.

Investors are anticipating these changes will lead to higher growth, inflation, and interest rates. In response, since the election interest rate sensitive stocks, such as real estate and utilities, have underperformed and stocks that will benefit from lower taxes and higher interest rates have outperformed the market. This group includes banks and companies that derive the majority of their sales in the United States. The old saying that “the devil is in the details” certainly applies as a lot has to happen before policy ideas become the law of the land. The above trends certainly impacted the Fund’s performance positively in the last two months of the year. The top-five performing stocks since the election were our three banks and two domestic businesses that pay the full United States corporate tax rate.

Despite all the political change, the economic landscape looks very familiar. Overall, growth has maintained a modest pace, unemployment continues to decline, housing is recovering, and, despite the recent increase, interest rates are low by historical standards.

The trends in Corporate America also continue on their recent course. Based on the outlooks from a number of corporations that gave 2017 forecasts during December investor meetings, we see more of the same. Most managements are forecasting low, single-digit, organic growth rates and a continued focus on increasing profit margins. We also expect growth in dividends per share and stock repurchases in 2017. The net result of these trends could be a record year for corporate earnings. We should point out that the stock market has already anticipated this good news. The price to earnings ratio on the S&P 500 Index is the highest in more than a decade and many individual stocks that we look at are trading at, or above, our estimate of fair value.

While there have been many changes during the last year, we are sticking with our proven philosophy and process. We continue to look for investment ideas that meet our four core criteria. First, the company must operate in a profitable business and possess a competitive advantage. Second, it must have a strong financial position with a reasonable level of debt, high returns on capital, and substantial cash profits. Third, the operation must be ably managed by people that exhibit both integrity and the ability to allocate capital for the benefit of the shareholders. Our final criteria is price. If we find a company that has the first three attributes, we will purchase the stock if it sells below our assessment of the business’ intrinsic value. Once we purchase a stock, we monitor the operation’s performance and constantly compare the stock price to our estimate of value. We tend to keep our investment as long as the stock does not become significantly overvalued. This process results in the Fund owning a relatively concentrated group of high-quality holdings and having a low level of portfolio turnover. We believe this approach should allow us to benefit from the growth of businesses over time with a minimum impact from capital gains taxes.

FAM Value Fund

As always, thank you for investing with us in the FAM Value Fund.

John D. Fox, CFA	Thomas O. Putnam
Co-Manager	Co-Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

FAM Value Fund – Performance Summary (Unaudited)

Annual Total Investment Returns:

JANUARY 2, 1987 TO DECEMBER 31, 2016
	FAM VALUE FUND	RUSSELL MIDCAP INDEX	S&P 500 INDEX
FISCAL YEAR	TOTAL RETURN	TOTAL RETURN	TOTAL RETURN
1987	-17.40%	0.23%	5.25%
1988	35.50%	19.80%	16.61%
1989	20.32%	26.27%	31.69%
1990	-5.36%	-11.50%	-3.11%
1991	47.63%	41.51%	30.47%
1992	25.08%	16.34%	7.60%
1993	0.21%	14.30%	10.06%
1994	6.82%	-2.09%	1.31%
1995	19.71%	34.45%	37.53%
1996	11.23%	19.00%	22.95%
1997	39.06%	29.01%	33.35%
1998	6.19%	10.09%	28.58%
1999	-4.84%	18.23%	21.04%
2000	19.21%	8.25%	-9.10%
2001	15.07%	-5.62%	-11.88%
2002	-5.33%	-16.19%	-22.09%
2003	24.98%	40.06%	28.67%
2004	16.86%	20.22%	10.88%
2005	5.56%	12.65%	4.91%
2006	8.73%	15.26%	15.79%
2007	-0.79%	5.60%	5.49%
2008	-28.68%	-41.46%	-37.00%
2009	22.18%	40.48%	26.46%
2010	17.02%	25.48%	14.76%
2011	-0.41%	-1.55%	2.11%
2012	11.39%	17.28%	16.00%
2013	32.96%	34.76%	32.44%
2014	13.41%	13.22%	13.69%
2015	-1.74%	-2.44%	1.38%
2016	15.60%	13.80%	11.96%

FAM Value Fund – Performance Summary (Unaudited)

The chart below depicts the change in value of a $10,000 investment in the FAM Value Fund since inception on January 2, 1987, as compared with the growth of the Russell Midcap Index, the Fund’s primary benchmark index, and the Standard & Poor’s 500 Index, an additional comparative index, during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell Midcap Index is an unmanaged index generally representative of the market for the stocks of mid-size U.S. companies. The Standard & Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM VALUE FUND,

THE RUSSELL MIDCAP INDEX, AND THE S&P 500 INDEX

$264,998 $197,237 $181,621

This information represents past performance of the FAM Value Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Average Annual Total Returns as of December 31, 2016
	1-Year	3-Year	5-Year	10-Year	Life of Fund (1/2/87)
FAM Value Fund	15.60%	8.81%	13.79%	6.75%	10.46%
Russell Midcap Index	13.80%	7.92%	14.72%	7.86%	11.54%
S&P 500 Index	11.96%	8.87%	14.46%	6.95%	10.16%
The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FAM Value Fund – Portfolio Data (Unaudited)

December 31, 2016

TOP TEN EQUITY HOLDINGS		COMPOSITION OF TOTAL INVESTMENTS
(% of Total Investments)		Fire, Marine & Casualty Insurance	12.2%
Brown & Brown, Inc.	5.0%	Money Market Fund	10.8%
Ross Stores, Inc.	4.9%	State Commercial Banks	6.6%
IDEX Corporation	4.7%	Pump & Pumping Equipment	6.4%
Markel Corporation	4.5%	Insurance Agents, Brokers & Service	4.9%
CDW Corporation	4.1%	Retail – Family Clothing Stores	4.9%
Illinois Tool Works Inc.	3.8%	Retail – Catalog & Mail-Order Houses	4.1%
Berkshire Hathaway Inc. – Class A	3.6%	General Industrial Machinery & Equip	3.8%
CarMax, Inc.	3.6%	Retail – Auto Dealers	3.6%
Brookfield Asset Management Inc. – Class A	3.3%	Operators of NonResidential Buildings	3.3%
EOG Resources, Inc.	3.2%	Crude Petroleum & Natural Gas	3.2%
		Retail – Auto & Home Store	3.0%
		Services – Advertising Agencies	3.0%
		Services – Hospitals	2.7%
		Industrial & Commercial Fans & Blowers & Air Purifying Equipment	2.7%
		Security & Commodity Brokers, Dealers, Exchanges & Services	2.4%
		Surgical & Medical Instruments & Apparatus	2.3%
		Investment Advice	2.1%
		Search, Detection, Navigation, Guidance, Aeronautical Systems	2.1%
		Other	15.9%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Value Fund – Statement of Investments

December 31, 2016

	SHARES	VALUE
COMMON STOCKS (89.2%)
Carpets & Rugs (1.9%)
Mohawk Industries, Inc.* produces floor covering products for residential and commercial applications	103,100	$ 20,587,008
Crude Petroleum & Natural Gas (3.2%)
EOG Resources, Inc. engages in the exploration, development, production and marketing of natural gas and crude oil	345,000	34,879,500
Fire, Marine & Casualty Insurance (12.2%)
Berkshire Hathaway Inc. - Class A* holding company for various insurance and industrial companies	163	39,791,723
Loews Corporation operates primarily as a commercial property and casualty insurance company	269,700	12,630,051
Markel Corporation* sells specialty insurance products	53,850	48,707,325
White Mountain Insurance Group, Ltd. personal property and casualty insurance, and reinsurance	38,497	32,185,417 133,314,516
General Industrial Machinery & Equipment (3.8%)
Illinois Tool Works Inc. manufactures engineered products such as plastic and metal components and fasteners	339,950	41,630,277
Industrial & Commercial Fans & Blowers & Air Purifing Equipment (2.7%)
Donaldson Company, Inc. designs, manufactures and sells filtration systems and replacement parts	695,400	29,262,432

See Notes to Financial Statements

FAM Value Fund – Statement of Investments (continued)

December 31, 2016

	SHARES	VALUE
Industrial Instruments For Measurement, Display, and Control (1.8%)
Keysight Technologies, Inc.* provides electronic measurement solutions to the communications and electronics industries in the United States and internationally	530,000	$ 19,382,100
Insurance Agents, Brokers & Service (4.9%)
Brown & Brown, Inc. one of the largest independent general insurance agencies in the U.S.	1,209,696	54,266,963
Investment Advice (2.1%)
Franklin Resources, Inc. provides investment management and fund administration services as well as retail-banking and consumer lending services	580,000	22,956,400
Laboratory Analytical Instruments (1.5%)
Waters Corporation* designs, manufactures, sells and services analytical instruments used in a wide range of scientific research	125,000	16,798,750
Operators of NonResidential Buildings (3.3%)
Brookfield Asset Management Inc. - Class A asset management holding company that invests in property, power and infrastructure	1,102,500	36,393,525
Pumps & Pumping Equipment (6.4%)
Graco Inc. supplies systems and equipment for the management of fluids in industrial, commercial and vehicle lubrication applications	215,550	17,910,049
IDEX Corporation manufactures proprietary, highly engineered industrial products and pumps	576,750	51,942,105 69,852,154
Real Estate Investment Trusts (1.0%)
Marriott International, Inc. operates franchises, and licenses hotels and timeshare properties	128,800	10,649,184
Retail - Auto & Home Stores (3.0%)
AutoZone, Inc.* retail and distribution of automotive replacement parts and accessories	41,700	32,934,243

See Notes to Financial Statements

FAM Value Fund – Statement of Investments (continued)

December 31, 2016

	SHARES	VALUE
Retail - Auto Dealers (3.6%)
CarMax, Inc.* specialty retailer of used cars and light-trucks in the USA	615,000	$ 39,599,850
Retail - Catalog & Mail-Order Houses (4.1%)
CDW Corporation provides information technology (IT) solutions	858,000	44,693,220
Retail - Eating Places (1.4%)
YUM! Brands, Inc. quick service restaurants including KFC, Pizza Hut and Taco Bell	245,600	15,553,848
Retail - Family Clothing Stores (4.9%)
Ross Stores, Inc. chain of off-price retail apparel and home accessories stores	810,688	53,181,133
Retail - Shoe Stores (1.4%)
DSW Inc. - Class A operates as a branded footwear and accessories retailer	693,709	15,712,509
Savings Institution, Federally Chartered (1.8%)
Forest City Enterprises, Inc. - Class A acquires, owns, develops, and manages commercial and residential real estate and land in the United States	939,841	19,586,286
Search, Detection, Navigation, Guidance, Aeronautical Systems (2.1%)
FLIR Systems, Inc. designs, manufactures, and markets thermal imaging systems worldwide	624,728	22,608,906
Security & Commodity Brokers, Dealers, Exchanges & Services (2.4%)
T Rowe Price Group, Inc. publicly owned asset managment holding company providing its services to individual and institutional investors, retirement plans, and financial intermediaries	344,500	25,927,070

See Notes to Financial Statements

FAM Value Fund – Statement of Investments (continued)

December 31, 2016

	SHARES	VALUE
Semiconductors & Related Devices (1.7%)
Microchip Technology Incorporated develops, manufactures and sells semiconductor products for various embedded control applications	295,000	$ 18,924,250
Services - Advertising Agencies (3.0%)
Interpublic Group of Companies, Inc. provides advertising and marketing services	1,391,700	32,579,697
Services - Hospitals (2.7%)
MEDNAX, Inc.* health care services company focused on physician services for newborn, maternal-fetal and other pediatric subspecialty care	451,400	30,090,324
State Commercial Banks (6.6%)
Bank of the Ozarks, Inc. retail and commercial banking services in the Southeast	448,000	23,560,320
M&T Bank Corporation commercial and retail banking services to individuals, businesses, corporations and institutions in the Northeast and Mid-Atlantic	179,000	28,000,970
South State Corporation banking services to individual and corporate customers in the Carolinas	234,110	20,461,214
		72,022,504
Surgical & Medical Instruments & Apparatus (2.3%)
Stryker Corporation operates a medical technology company offering Orthopedic Implants and MedSurg Equipment	216,000	25,878,960

See Notes to Financial Statements

FAM Value Fund – Statement of Investments (continued)

December 31, 2016

	SHARES	VALUE
Transportation of Freight & Cargo (1.7%)
Forward Air Corporation provides surface transportation and related logistics services to the deferred air freight market in North America	389,233	$ 18,441,860
Wholesale - Medical, Dental & Hospital Equipment & Supplies (1.7%)
Patterson Companies, Inc. operates as a distributor serving dental, companion-pet, veterinarian, and rehabilitation supply markets in the USA and Canada	445,000	18,258,350

Total Common Stocks (Cost $373,607,455)		$ 975,965,819

TEMPORARY INVESTMENTS (10.8%)
Money Market Fund (10.8%)
Invesco Short Term Treasury Fund (Institutional Class)(0.26%)**	117,852,061	117,852,061
Total Temporary Investments (Cost $117,852,061)		$ 117,852,061
Total Investments (Cost $491,459,516)		$1,093,817,880
* Non-income producing securities ** The rate shown represents the effective yield at 12/31/16

See Notes to Financial Statements

FAM Equity-Income Fund

December 31, 2016

Dear FAM Equity-Income Shareholder,

Highlights:

•	The Fund beat the market and its benchmark index.

•                  Companies in the Fund have grown their dividends 11.96% compounded over the last five   years as of 12/31/16.

•                  80% of the companies in the Fund increased their dividend during 2016.

The FAM Equity-Income Fund prefers to invest in dividend-paying companies and each holding pays a dividend. We also like companies that grow their dividend over time. It is important to remember that dividends are not guaranteed and a company’s future ability to pay dividends may be limited. We invest in businesses that are primarily in the mid-cap spectrum as they tend to grow faster than larger capitalization corporations. Our Investment Research Team strives to generate investment returns with lower volatility and less risk than the overall market by investing in financially solid enterprises with strong balance sheets that have little or no debt.

Performance Detail

The Fund gained 21.59% during 2016. This result far outpaced our benchmark, the Russell Midcap Index, by 790 basis points (7.79%) and the S&P 500 Index by 963 basis points (9.63%). Performance was driven by strong results in our Industrials sector holdings as well as Financials and Information Technology.

Performance	1-Year	3-Year	5-Year	10-Year	Since Inception 4/1/1996
FAM Equity-Income Fund	21.59%	9.19%	13.41%	6.93%	8.82%
Russell Midcap Index	13.80%	7.92%	14.72%	7.86%	10.21%
S&P 500 Index	11.96%	8.87%	14.66%	6.95%	8.20%

The majority of the outperformance came in the first and fourth quarters. During the first quarter the market slid over concerns of the Chinese economy slowing. The Fund held up better than the market during the decline and provided us with some buying opportunities as well. We had plenty of cash available to add to positions at attractive prices. Many of these purchases contributed to the annual performance.

FAM Equity-Income Fund

Another buying opportunity presented itself after the Brexit vote. Again, we put cash to work. During the second and third quarter investors developed a thirst for dividend-paying stocks and bid up REITs (real estate investment trusts), consumer staples, and utilities to levels we felt were unreasonable. We trimmed a number of names during this period to protect investors from eventual declines in these areas — declines that did in fact happen beginning in late summer. We also used the stronger market backdrop to sell some holdings that had not performed up to our expectations.

Best Performers

Stryker Corp. was the best performing company, on a dollar-weighted basis, in the Fund for the year with a gain of $2.58 million. Stryker is a leader in orthopedic implants, such as hips and knees, as well as medical and surgical products like hospital beds and surgical instruments. Management continued to produce adjusted earnings growth in the low- to mid-teens for the year. One of the hallmarks of Stryker is their top-notch management team and solid execution. The corporation has been able to consistently grow their market share by bringing innovative products to the market and providing attractive and economic solutions to healthcare providers. Stryker also has a history of making accretive acquisitions which add to sales and earnings growth. In 2016, they bought Physio-Control, which is a leader in the Automated External Defibrillator (AED) market. This is a mature market, but there is a replacement cycle that should drive future growth. Another avenue of growth should come from international expansion as Stryker has less penetration in this market than its peers. We do not believe changes in the Affordable Care Act will have a material impact on the business going forward.

Stock Yards Bancorp was the second-best performer with an increase of $2.57 million. The bank was a new addition to the Fund in January when we were able to purchase shares at what we felt was a good price. Given the performance of the stock in 2016, it proved to be a good price. The bank provides commercial lending, investment management, and trust services. Management sticks to what they do well and has steadily grown earnings. The financial profile of the bank may get a boost as interest rates rise because they should be able to make more money on each loan without doing anything. They should also benefit if banking regulations relax. Regulations have been a significant burden on banks for the last few years. After the presidential election, bank stocks, as a group, jumped on the prospect of higher interest rates and less regulation.

EOG Resources was the third-best performing company in the Fund with a gain of $2.36 million. EOG is an energy exploration, development, and production firm (an oil company). Similar to other oil companies, the stock price moves in tandem with the price of oil. In February 2016, the price of oil bottomed out around $30 per barrel and then rebounded strongly to more than $50 per barrel. EOG’s stock price followed suit. We like EOG not only because they are good operators in the industry, but they also have a strong balance sheet

FAM Equity-Income Fund

which reduces risk when the price of oil goes down. This strong balance sheet gives them the ability to make acquisitions.

Worst Performers

Patterson Companies was the worst performer, on a dollar-weighted basis, in the portfolio for the year with a loss of -$442,038. This underperformance was driven by earnings that were below expectations for the fiscal second quarter and management’s reduction of guidance for the full year calling for earnings below the previous year. The earnings disappointment was due to a number of factors: negative growth of dental consumable sales; the short-term impact of realigning the dental sales force; and a major pharmaceutical supplier in the Animal Health area moving away from using distributors to reach their customers to a direct sales model. Additionally, Patterson announced that they would not renew their exclusive distribution arrangement with Sirona. By not being tied to Sirona products, it opens the door for Patterson to distribute other competing brands — most of which they already service through annual contracts with dentists. While we are disappointed with the results, we believe they should get back on track in 2017 and are watching this holding carefully.

Tupperware Brands was the second-worst performing company with a loss of -$199,980. Tupperware struggled to grow sales around the world, particularly in emerging markets which comprise two-thirds of their sales. This was further exacerbated by weakening currencies against the strong dollar. They are working on reinvigorating sluggish markets through updating their training methods and delivering it digitally. This will be the third year of declining earnings due mainly to currency. On the bright side, as currency stabilizes and the training initiatives gain traction, management should have more cash flow to buy back stock and increase the dividend. Over the last five years, Tupperware has bought back 20 percent of the outstanding shares and increased the dividend by nearly 90 percent.

The third-worst performer for the year was DSW with a decline of -$180,036. This is the second year in a row that DSW made our worst performing list. Despite this, we are down only slightly on our cost basis due to adding to our position at below-average prices. DSW is a shoe retailer with 501 stores. They sell brand-name shoes to women, men, and kids. Customers are able to buy the same shoes they see at department stores at discounted prices. The stock declined for the year because earnings growth did not materialize despite posting higher constant currency sales. Management lowered their earnings outlook slightly for the year based solely on currency fluctuation. DSW is going through a leadership transition. A new CEO took over in the early part of 2016 and he appears to be moving things in the right direction. There is also a new CFO and a person responsible for some of the merchandising missteps in the past has left the company. In a recent meeting with the management team, there is clearly a new level of energy. The CEO has taken concrete steps to improve results which have already started to show progress.

FAM Equity-Income Fund

Portfolio Activity

Purchases

We purchased six new holdings in the Fund during 2016: Air Products and Chemicals, Interpublic Group, Robert Half International, Stock Yards Bancorp, T. Rowe Price, and Omnicom.

Air Products is an industrial gas business and is the smallest remaining public company in the industry. We purchased Airgas the previous year, but it was acquired by Linde. We like the industry and feel there is a sustainable growth opportunity so we bought the next largest competitor in the industry. Air Products has a new CEO who is highly capable and has a worldview that is similar to ours. We are delighted to own shares in the firm.

Interpublic Group and Omnicom are advertising companies. Both companies are indispensable in creating advertising for large consumer-facing businesses. They specialize in traditional media as well as new digital media. As more “free media” is consumed, we believe that advertising will be used as the means to pay for it. Additionally, consumers are looking for differentiated products and experiences. Advertising is one way that companies can demonstrate their distinction.

Robert Half is a temporary employment agency. They specialize in providing staffing in the accounting, legal, and Information Technology (IT) professions. They also have a consulting arm. This is a cyclical business so investors sold the stock as the economy reached full employment, anticipating the next downturn. We are likely early in our purchase, but plan to build the position opportunistically over time.

Stock Yards Bancorp is a small bank in the Louisville, Indianapolis, and Cincinnati metropolitan markets. The bank is primarily a commercial lender and also has a small investment management arm. Stock Yards consistently ranks among the strongest, fastest-growing, community banks in the country as measured by earnings growth and its high returns on equity and assets.

T. Rowe Price is one of the preeminent investment management companies in the world. They are based in Baltimore, MD. The organization provides a broad array of mutual funds, sub-advisory services, and separate account management for individual and institutional investors, retirement plans, and financial intermediaries. T. Rowe has seen asset outflows which has led to flat earnings. We believe asset flows should turn positive in the future.

Sales

During the year we sold six positions: OneBeacon Insurance, McGrath RentCorp, Joy Global, McCormick & Company, American Eagle Outfitters, and Meridian Bioscience.

We sold McGrath and OneBeacon because they were underperformers in the portfolio and we did not believe that future results would be meaningfully different from past results.

FAM Equity-Income Fund

We sold Meridian Bioscience because we are skeptical about their future growth rate.

Joy Global was sold because they cut their dividend. Since we prefer dividend growth, we are philosophically opposed to owning dividend cutters.

Finally, we sold American Eagle and McCormick after both stocks reached our sell targets. Both enterprises were solid performers for the Fund and we may own them again in the future at lower valuations.

Outlook

Dividend Growth Strategy: There has been extensive research conducted on the benefits of investing in companies that pay dividends. In fact, Standard & Poors published an in-depth article in 2013, “Dividend Investing And A Look Inside The S&P Dow Jones Dividend Indices,” on how dividends contribute to investor returns. They concluded that over the 87-year period from 1926 to 2012, dividend income contributed approximately one-third to equity returns for the S&P 500 Index. We view these annual dividends as giving the investor a “head start” on investment returns.

Every holding in the FAM Equity-Income Fund pays a dividend. We seek to invest in high dividend-paying businesses and ones that grow their dividend quickly. On average, the Fund’s holdings increased their dividends at an 11.96% compound annualized growth rate over the past five years (as of 12/31/16). This growth is broad-based across the portfolio. In fact, 80% of the companies represented in the Fund raised their dividend in the last 12 months as of year-end. We favor investing in businesses that are growing their dividends swiftly because it means the underlying operation is expanding. It also means that they are generating more cash than needed to reinvest back into the company. These growing dividends contribute to total stock return.

We believe the backdrop for businesses to grow their sales and earnings is positive over the coming years; however, we are cautious on valuations. The market moved up in a dramatic fashion after the election based on President-Elect Trump potentially lowering corporate tax rates and reducing burdensome regulations which are more onerous on the economy than beneficial to their particular interests. If both of these things happen, then stocks are cheaper than they appear. If they do not, then stocks are expensive and future returns could be muted. We believe dividends will remain an important part of investor returns and should also steady returns in choppy markets while continuing to give investors a head start on their returns.

FAM Equity-Income Fund

As always, we are working diligently on your behalf. We thank you for your continued support.

Paul Hogan, CFA	Thomas O. Putnam
Co-Manager	Co-Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

FAM Equity-Income Fund – Performance Summary (Unaudited)

Annual Total Investment Returns:

APRIL 1, 1996 TO DECEMBER 31, 2016
	FAM EQUITY-INCOME FUND	RUSSELL MIDCAP INDEX	S&P 500 INDEX
FISCAL YEAR	TOTAL RETURN	TOTAL RETURN	TOTAL RETURN
4/1/96-12/31/96	11.84%	12.00%	15.20%
1997	26.90%	29.01%	33.35%
1998	4.67%	10.09%	28.58%
1999	-6.98%	18.23%	21.04%
2000	17.18%	8.25%	-9.10%
2001	20.79%	-5.62%	-11.88%
2002	-2.25%	-16.19%	-22.09%
2003	20.30%	40.06%	28.67%
2004	14.04%	20.22%	10.88%
2005	5.75%	12.65%	4.91%
2006	6.57%	15.26%	15.79%
2007	-3.64%	5.60%	5.49%
2008	-29.04%	-41.46%	-37.00%
2009	21.43%	40.48%	26.46%
2010	17.47%	25.48%	14.76%
2011	6.79%	-1.55%	2.11%
2012	11.02%	17.28%	16.00%
2013	29.79%	34.76%	32.44%
2014	7.85%	13.22%	13.69%
2015	-0.73%	-2.44%	1.38%
2016	21.59%	13.80%	11.96%

FAM Equity-Income Fund – Performance Summary (Unaudited)

The chart below depicts the change in value of a $10,000 investment in the FAM Equity-Income Fund since inception on April 1, 1996, as compared with the growth of the Russell Midcap Index, the Fund’s primary benchmark index, and the Standard and Poor’s 500 Index, an additional comparative index, during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell Midcap Index is an unmanaged index generally representative of the market for the stocks of mid-size U.S. companies. The Standard and Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FAM EQUITY-INCOME

FUND, THE RUSSELL MIDCAP INDEX AND THE S&P 500 INDEX

$75,196 $57,752 $50,477

This information represents past performance of the FAM Equity-Income Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Average Annual Total Returns as of December 31, 2016
	1-Year	3-Year	5-Year	10-Year	Life of Fund (4/1/96)
FAM Equity-Income Fund	21.59%	9.19%	13.41%	6.93%	8.82%
Russell MidCap Index	13.80%	7.92%	14.72%	7.86%	10.21%
S&P 500 Index	11.96%	8.87%	14.66%	6.95%	8.20%
The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FAM Equity-Income Fund – Portfolio Data (Unaudited)

December 31, 2016

TOP TEN EQUITY HOLDINGS		COMPOSITION OF TOTAL INVESTMENTS
(% of Total Investments)		Money Market Fund	11.6%
CDW Corporation	5.6%	Semiconductors & Related Devices	8.4%
Stryker Corporation	5.1%	State Commercial Banks	7.2%
Flowers Foods, Inc.	5.0%	Retail – Catalog & Mail-Order Houses	5.6%
Arthur J. Gallagher & Co.	4.7%	Industrial Gases	5.4%
Xilinx, Inc.	4.7%	Surgical & Medical Instruments & Apparatus	5.1%
Ross Stores, Inc.	4.2%	Food and Kindred Products	5.0%
EOG Resources, Inc.	3.9%	Insurance Agents, Brokers & Service	4.7%
Microchip Technology Incorporated	3.7%	Services – Advertising Agencies	4.3%
Interpublic Group of Companies, Inc.	3.4%	Retail – Family Clothing	4.2%
Air Products and Chemicals, Inc.	3.4%	Crude Petroleum & Natural Gas	3.9%
		Retail – Shoe Stores	3.3%
		Wholesale – Medical, Dental & Hospital Equipment & Supplies	3.0%
		Wholesale – Petroleum & Petro Prod	2.9%
		Water Supply	2.8%
		Pumps & Pumping Equipment	2.8%
		Refuse Systems	2.4%
		Services – Help Supply Services	2.4%
		General Industrial Machinery & Equipment	2.3%
		Real Estate Investment Trusts	2.3%
		Other	10.4%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Equity-Income Fund – Statement of Investments

December 31, 2016

	SHARES	VALUE
COMMON STOCKS (88.4%)
Crude Petroleum & Natural Gas (3.9%)
EOG Resources, Inc. engages in the exploration, development, production and marketing of natural gas and crude oil	78,000	$ 7,885,800
Dolls & Stuffed Toys (1.3%)
Mattel, Inc. designs, manufactures, and markets various toy products	98,299	2,708,137
Food and Kindred Products (5.0%)
Flowers Foods, Inc. produces and markets bakery products in the USA	509,550	10,175,713
General Industrial Machinery & Equipment (2.3%)
Ingersoll-Rand designs, manufactures, sells, and services a portfolio of industrial and commercial products	63,000	4,727,520
Industrial & Commercial Fans & Blowers & Air Purifing Equipment (1.9%)
Donaldson Company, Inc. designs, manufactures and sells filtration systems and replacement parts	91,600	3,854,528
Industrial Gases (5.4%)
Air Products and Chemicals, Inc. provides atmospheric gases, process and specialty gases, electronics and performance materials, equipment, and services worldwide	48,000	6,903,360
Versum Materials, Inc.* develops, manufactures, transports, and handles specialty materials to the semiconductor and display industries	144,000	4,042,080
		10,945,440
Insurance Agents, Brokers & Service (4.7%)
Arthur J. Gallagher & Co. provides insurance brokerage and risk management services to commercial, industrial, institutional, and governmental organizations	183,920	9,556,483

See Notes to Financial Statements

FAM Equity-Income Fund – Statement of Investments (continued)

December 31, 2016

	SHARES	VALUE
Investment Advice (1.8%)
Franklin Resources, Inc. provides investment management and fund administration services as well as retail-banking and consumer lending services	89,900	$ 3,558,242
Plastics Products (1.7%)
Tupperware Brands Corporation manufacture and sales of preparation, storage, and serving solutions for the kitchen and home	66,000	3,472,920
Pumps & Pumping Equipment (2.8%)
IDEX Corporation manufactures proprietary, highly engineered industrial products and pumps	62,984	5,672,339
Real Estate Invesment Trusts (2.3%)
Digital Realty Trust, Inc. engages in the ownership, acquisition, development, redevelopment and management of technology-related real estate	47,000	4,618,220
Refuse Systems (2.4%)
US Ecology, Inc. provides radioactive, pcb, hazardous and non-hazardous waste services to commercial and government customers	100,647	4,946,800
Retail - Catalog & Mail-Order Houses (5.6%)
CDW Corporation provides information technology (IT) solutions	217,000	11,303,530
Retail - Family Clothing Stores (4.2%)
Ross Stores, Inc. chain of off-price retail apparel and home accessories stores	129,686	8,507,402
Retail - Shoe Stores (3.3%)
DSW Inc. operates as a branded footwear and accessories retailer	293,201	6,641,003
Security & Commodity Brokers, Dealers, Exchanges & Services (1.8%)
T Rowe Price Group, Inc. publicly owned asset management holding company providing its services to individual and institutional investors, retirement plans, and financial intermediaries	48,000	3,612,480

See Notes to Financial Statements

FAM Equity-Income Fund – Statement of Investments (continued)

December 31, 2016

	SHARES	VALUE
Semiconductors & Related Devices (8.4%)
Microchip Technology Incorporated develops, manufactures and sells semiconductor products for various embedded control applications	117,000	$ 7,505,550
Xilinx, Inc. worldwide leader of programmable logic solutions	156,414	9,442,713
		16,948,263
Services - Advertising Agencies (4.3%)
Interpublic Group of Companies, Inc. provides advertising and marketing services	296,000	6,929,360
Omnicom Group, Inc. offers a range of service in advertising, marketing and corporate communications	21,000	1,787,310,
		8,716,670
Services - Help Supply Services (2.4%)
Robert Half International Inc. provides staffing and risk consulting services	100,000	4,878,000
Services - Prepackaged Software (1.9%)
National Instruments manufactures and supplies measurement and automation products	122,000	3,760,040
State Commercial Banks (7.2%)
M&T Bank Corporation commercial and retail banking services to individuals, businesses, corporations and other institutions in the Northeast and Mid-Atlantic	29,000	4,536,470
South State Corporation banking services to individual and corporate customers in the Carolinas	78,000	6,817,200
Stock Yards Bancorp, Inc. bank holding company that provides commercial and personal banking services	70,664	3,317,675
		14,671,345

See Notes to Financial Statements

FAM Equity-Income Fund – Statement of Investments (continued)

December 31, 2016

	SHARES	VALUE
Surgical & Medical Instruments & Apparatus (5.1%)
Stryker Corporation operates a medical technology company offering Orthopedic Implants and MedSurg Equipment	85,500	$ 10,243,755
Water Supply (2.8%)
Aqua America, Inc. water and waste water utility	190,750	5,730,130
Wholesale - Medical, Dental & Hospital Equipment & Supplies (3.0%)
Patterson Companies, Inc. operates as a distributor serving dental, companion-pet, veterinarian, and rehabilitation supply markets in the USA and Canada	147,000	6,031,410
Wholesale - Petroleum & Petroleum Products (No Bulk Stations) (2.9%)
Macquarie Infrastructure Company owns, operates, and invests in infrastructure businesses that provide services to businesses and individuals	72,000	5,882,400

Total Common Stocks (Cost $108,031,675)		$179,048,570

TEMPORARY INVESTMENTS (11.6%)
Money Market Fund (11.6%)
Invesco Short Term Treasury Fund (Institutional Class)(0.26%)**	23,545,219	23,545,219
Total Temporary Investments (Cost $23,545,219)		$ 23,545,219
Total Investments (Cost $131,576,894)		$202,593,789
* Non-income producing securities ** The rate shown represents the effective yield at 12/31/16

See Notes to Financial Statements

FAM Small Cap Fund

December 31, 2016

Dear Fellow Small Cap Fund Shareholder,

The year 2016 was a good year. Not only was our 24.21% return for our Investor Shares a solid number in an absolute sense, but it is always pleasing to outperform the Russell 2000 Index, our benchmark, which returned 21.31%.

What made the year particularly interesting and challenging was the extreme volatility. The year opened with a sharp decline. The Russell 2000 Index finally bottomed February 11, down -15.83% from December 31, 2015. Fears were rampant and included a potential slowdown in the Chinese economy, falling oil prices that hurt more than they helped, and the Federal Reserve talking about raising interest rates while many thought the economy was still too fragile to handle that added pressure.

Stock prices gradually rebounded through spring and into summer as it became clear that the U.S. and Chinese economies were still growing, labor markets were improving, wages were rising, and the Federal Reserve began to talk less of raising rates. By June 22, the day before the Brexit vote, the Russell 2000 was up +21.3% from the February 11 bottom. Obviously, markets were surprised when a majority of United Kingdom voters supported leaving the European Union. Markets plummeted the next day with the Russell 2000 off -3.65%. Thankfully, markets rebounded swiftly after the Brexit surprise.

Perhaps the biggest shock to the market came with the election of Donald Trump that triggered a sizeable overnight decline, followed by a strong rally over the closing weeks of the year. Investors are already factoring in higher corporate profits due to lower tax rates, less regulation, more infrastructure spending, and potentially an unlocking of “animal spirits” or increased confidence. Ultimately, this should result in improved spending among consumers and business owners. We are writing this letter before Inauguration Day so it is difficult to truly discern hyperbole from fact, but we too are hopeful that economic growth might accelerate.

Performance Detail

As of December 31, 2016 the FAM Small Cap Fund Investor Shares had outperformed its benchmark, the Russell 2000 Index (a collection of smaller businesses), 1-Year, 3-Year, and Since Inception.

FAM Small Cap Fund

Performance	1-Year	3-Year	Since Inception 3/1/2012
FAM Small Cap Fund*	24.21%	8.17%	14.95%
Russell 2000 Index	21.31%	6.74%	12.70%
S&P 500 Index	11.96%	8.87%	13.02%

* The performance results shown are for the Investor Shares of the Fund. The Fund also offers Institutional Shares, which commenced operations on January 1, 2016, and therefore have a limited performance history. Because of differences in the level of fees paid by the Investor Shares and the Institutional Shares, performance results for each share class will differ.

Best Performers

Evolution Petroleum Corp. was the largest contributor to the Fund’s performance, on a dollar-weighted basis, with a gain of $2.71 million. Like most energy exploration and production companies, Evolution’s stock price correlates highly with the price of oil. Oil began declining in the fall of 2014 and bottomed in February 2016, before rebounding nicely by year-end 2016. Evolution is relatively unique among small-cap energy stocks on several metrics, but we are particularly attracted to their debt-free balance sheet and ability to stay profitable at low oil prices. Management teams with this approach to capital allocation and risk aversion are all too rare in the energy industry.

Our second-best performer was National Commerce Corp., a regional bank based out of Birmingham, Alabama, which added $2.69 million to returns. We followed management when they ran another bank and admired them for many years, so we were pleased to invest in National Commerce — their latest effort. Investors are beginning to recognize that National Commerce can grow into a much larger bank over time. The stock also benefitted from the post-election rally in bank stocks.

The third-largest contributor to results was Fabrinet, a third-party manufacturer of optoelectronic components, which added $2.37 million to results. We first purchased Fabrinet in 2014 when they were still rebounding from a horrible October 2011 flood that heavily damaged their primary factory in Thailand. In recent quarters, demand began improving considerably. As the price and valuation rose, we eventually became uncomfortable and began trimming our position. We started trimming in January and sold our last share in June.

Worst Performers

Our worst performer, on a dollar-weighted basis, was First NBC Bank Holding Company with a loss of -$3.47 million. We pride ourselves on being good bank investors; however, this investment was unsuccessful. We learned that First NBC lacked strong accounting controls, had a large loan that suffered from both lower oil prices and a pipeline rupture, and had made a large, ill-advised factoring loan to a U.S. ethanol subsidiary of a Spanish green energy conglomerate that went bankrupt. We sold half of our shares in August and the rest in November when it appeared that the banking regulators were going out of their way to make it particularly hard for the bank to rebuild capital.

FAM Small Cap Fund

Landauer was the second-worst performer with a loss of -$209,542. During the market decline at the beginning of 2016, we sold our position in order to upgrade the Fund and enhance its long-term position. Landauer is a fine business that provides integrated radiation safety products and services; however, there was some uncertainty in the rollout of a digital platform for their legacy badge system. We moved capital from the sale into holdings that had either better economics or lower risks.

Patriot Transportation was the third-worst performer with a loss of just -$35,701. We sold our shares as described below within the “Portfolio Activity” section.

Portfolio Activity

Purchases

We purchased six new holdings for the portfolio in 2016: Choice Hotels, ExlService Holdings, Lindsay Corp., Multi-Color Corp., Penske Automotive Group, and Thermon Group.

Choice Hotels is an owner of 11 lodging brands such as Comfort Inn, Sleep Inn, Quality, and EconoLodge. Hotel owners pay Choice a royalty for the use of the brand name and to participate in the national advertising, loyalty programs, and reservation systems. Profits should grow over time as they add more hotels to the system, room rates increase around the rate of inflation, and old franchise agreements at low-royalty rates renew at current rates. Choice has many of the attributes we love to see. This includes a moat around the castle due to strong brands, high profitability with little need to reinvest the cash flows, and management who “gets” capital allocation. We were able to purchase shares when investors grew concerned that hotel results might soften. With our long-term view, we were not too concerned about a soft patch and recent evidence suggests that hotel demand is not softening after all.

ExlService Holdings is a provider of outsourced business processes and analytics with a focus on several industries such as insurance and healthcare. Many large companies with repeatable procedures have decided it makes sense to outsource entire practices such as setting up a new life insurance policy. EXL has proven that they can provide these types of services at a lower cost with similar or better quality. Additionally, EXL has developed related analytics — such as making sure bills are coded properly — that help firms save money and/or lower risk. While EXL reported disappointing third quarter results, we believe most, if not all, of the modest issues they ran into should pass within a few quarters. We were happy to buy stock in what should be a high-quality operation at a temporarily low price.

Lindsay Corp. is the #2 maker of agricultural irrigation equipment in the world. This is a highly profitable, but also highly cyclical business. Farmers tend to upgrade their equipment when profits are high, which for Lindsay’s customers basically means high corn prices. We are now about three-plus years into a low corn price cycle. Many investors are tired

FAM Small Cap Fund

of waiting for better days. This frustration allowed us to purchase shares at a reasonable price a few months ago. We do not know when corn prices might rebound, but are confident they will. This has been the pattern for agricultural commodities since the first crop was planted.

While we have struggled to find attractive investments among consumer staples like food and personal care, we were pleased to invest in label maker Multi-Color Corp. when the stock market was turbulent. Multi-Color serves the consumer staples market and has assembled a nice collection of regional, niche label makers. They are now the second-largest supplier of labels in the world operating in 20 countries. Multi-Color has also built some long-lasting client relationships and works with prominent national and international brands such as NyQuil, Purex, Smucker’s, and Valvoline. They add considerable value by helping brands tell their product story through labels and packaging. Due to their sticky customer base, they have a nice recurring revenue stream that grows pretty steadily over time. Multi-Color disappointed investors in early 2016 after they ran into a handful of modest problems, mostly from trying to integrate too many acquisitions too quickly. The stock price fell hard as short-term oriented investors sold the stock. We were able to establish a nice position at a reasonable cost and are pleased to report that recent results have been much more impressive and the stock is up handsomely.

In early 2016, we conducted a fairly thorough study of all the small-cap, auto dealership stocks before concluding our favorite was Penske Automotive Group. Stock prices for the whole group were soft earlier in the year on fear that U.S. new-car sales might weaken, especially if easy credit for subprime borrowers dissipated. Most of the profits from a dealership come from parts and service, and the stock price seemed to discount a decline in new-car sales whether it would happen or not. We were well on our way to getting comfortable with buying the stock and then the day after the Brexit vote Penske’s stock price plummeted. Investors feared that Penske’s United Kingdom dealerships, which are about one-third of the company’s total, would be severely impacted. While we do not have much insight into the effect or timing of the United Kingdom separating from the European Union, we are confident that the British will still use automobiles either way. As a result, we bought quite a few shares in the days after Brexit. The stock has been a large contributor to results since our purchase.

Additionally, with oil prices falling so hard from late 2014 until bottoming in February 2016, we invested much time and resources looking for cheap, high-quality energy and industrial firms that the price decline affected. This is how we found Thermon Group. Thermon is the #2 supplier of highly engineered thermal solutions, known as heat tracing. Heat tracing is the system used by process industries such as energy, chemicals, and power generation to maintain the proper temperatures of key pipes. Demand is currently soft as

FAM Small Cap Fund

fewer energy-related plants are being built and existing ones are delaying maintenance; however, we believe conditions should improve eventually. So far, our profits are modest, but we are confident in the company’s upside potential and have added to the position in recent months.

Sales

We sold Ferro, Houston Wire & Cable, McGrath RentCorp, Meridian Bioscience, and Patriot Transportation essentially because we concluded they were fine companies, run by decent people, that should likely do well over time — but they just were not up to our standards. Our goal is to continually prune the portfolio by upgrading the quality of stocks, whenever possible, and we believe our additions this year are even better holdings than those we sold.

At the same time, Ferro (highlighted above) was a very profitable investment along with Winthrop Realty Trust which was a real estate investment trust that chose to liquidate and distribute the proceeds to shareholders.

Outlook

Writing the “outlook” section of these letters is always challenging. This year it is particularly difficult. While most of the stimulating discussions happen at the macro and philosophical levels, the real impacts on investors usually occur at the regulatory level. Regulations and rules may not exactly pick the winners and losers, but they often, and purposely, project strong winds — filling the sails of some ships while creating rough seas for others. Since the presidential election, we are paying particularly close attention to regulatory changes for industries in which we are invested such as banking, infrastructure, and retailing. While our attention is definitely on the nuts and bolts of regulatory policies, we must admit that there is the real potential we are living in a time of significant worldwide changes that we will continue to monitor.

Despite these interesting issues, business marches onward. The number of labels that Multi-Color prints, agricultural irrigation systems that Lindsay sells, and hotel rooms that Choice hoteliers build will probably not be impacted much by macro developments, especially in far-off countries. Investor sentiment might swing wildly, but growth in corporate profits, which ultimately drives the value of our enterprises, is typically much less volatile. We find this quite reassuring and hope you do as well. Our plan is to watch these developments closely and visit with the companies represented in the Fund in order to hear what they are seeing and thinking. With that information, we will modify the portfolio as needed, always trying to invest in high-quality businesses in strong financial shape and run by world-class managers. Of course, we want to purchase their stock when the prices are attractive — below what a rational competitor might pay for the entire enterprise.

FAM Small Cap Fund

Thank you for your trust and investing with us in the FAM Small Cap Fund.

Andrew F. Boord	Thomas O. Putnam
Co-Manager	Co-Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

FAM Small Cap Fund – Performance Summary (Unaudited)

Annual Total Investment Returns:

MARCH 1, 2012 TO DECEMBER 31, 2016
	FAM SMALL CAP FUND	RUSSELL 2000 INDEX	S&P 500 INDEX
FISCAL YEAR	TOTAL RETURN*	TOTAL RETURN	TOTAL RETURN
3/1/12-12/31/12**	10.30%***	16.35%****	16.00%***
2013	40.49%	38.82%	32.44%
2014	5.58%	4.89%	13.69%
2015	-3.49%	-4.41%	1.38%
2016	24.21%	21.31%	11.96%

* The performance results shown are for the Investor Shares of the Fund. The Fund also offers Institutional Shares, which commenced operations on January 1, 2016, and therefore have a limited performance history. Because of differences in the level of fees paid by the Investor Shares and the Institutional Shares, performance results for each share class will differ.

**Commenced operations 3/1/2012

***Annualized since inception date 3/1/2012

****Annualized full year

FAM Small Cap Fund – Performance Summary (Unaudited)

The chart below depicts the change in the value of a $10,000 investment in the FAM Small Cap Fund, since inception on March 1, 2012 as compared with the growth of the Standard & Poor’s 500 Index and the Russell 2000 Index during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell 2000 Index, the Fund’s primary benchmark, is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies. The Standard & Poor’s 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. Investors cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

FAM SMALL CAP FUND, THE S&P 500 INDEX AND THE RUSSELL 2000 INDEX

$19,658 $18,101 $17,825

This information represents past performance of the FAM Small Cap Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Average Annual Total Returns as of December 31, 2016
	1-Year	3-Year	Life of Fund (3/1/2012)
FAM Small Cap Fund*	24.21%	8.17%	14.95%
Russell 2000 Index	21.31%	6.74%	12.70%
S&P 500 Index	11.96%	8.87%	13.02%
The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 * The performance results shown are for the Investor Shares of the Fund. The Fund also offers Institutional Shares, which commenced operations on January 1, 2016, and therefore have a limited performance history. Because of differences in the level of fees paid by the Investor Shares and the Institutional Shares, performance results for each share class will differ.

FAM Small Cap Fund – Portfolio Data (Unaudited)

December 31, 2016

TOP TEN EQUITY HOLDINGS		COMPOSITION OF TOTAL INVESTMENTS
(% of Total Investments)		Money Market Fund	12.7%
National Commerce Corporation	5.2%	Investment Advice	7.7%
Stonegate Bank	4.6%	Real Estate	7.1%
PC Connection, Inc.	4.5%	State Commercial Banks	6.7%
Echo Global Logistics, Inc.	4.1%	National Commercial Banks	5.2%
ScanSource, Inc.	4.1%	Real Estate Investment Trusts	4.9%
Multi-Color Corporation	4.1%	Retail-Catalog & Mail-Order Houses	4.5%
Diamond Hill Investment Group, Inc.	4.0%	Transportation of Freight & Cargo	4.1%
Westwood Holdings Group, Inc.	3.7%	Wholesale – Computers & Peripheral Equipment & Software	4.1%
Consolidated-Tamoka Land Co.	3.7%	Commercial Printing	4.1%
Lindsay Corporation	3.7%	Retail-Auto Dealers & Gasoline Stations	3.6%
		Farm Machinery & Equipment	3.6%
		Crude Petroleum & Natural Gas	3.6%
		Services – Business Services	3.5%
		Refuse Systems	3.5%
		Motors & Generators	3.4%
		Services – Engineering Services	3.4%
		Electrical Industrial Apparatus	3.3%
		Insurance Carriers	3.2%
		Hotels & Motels	3.1%
		Retail – Eating Places	2.6%
		Fire, Marine & Casualty Insurance	2.1%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Small Cap Fund – Statement of Investments

December 31, 2016

	SHARES	VALUE
COMMON STOCKS (87.3%)
Commercial Printing (4.1%)
Multi-Color Corporation provides various label solutions	75,570	$ 5,864,232
Crude Petroleum & Natural Gas (3.6%)
Evolution Petroleum Corporation engages in the acquisition, exploitation, and development of properties for the production of crude oil and natural gas	517,300	5,173,000
Electrical Industrial Apparatus (3.3%)
Thermon Group Holdings, Inc.* provides thermal engineered solutions for process industries in the United States, Canada, Europe, and Asia	251,000	4,791,590
Farm Machinery & Equipment (3.6%)
Lindsay Corporation water management and road infrastructure products and services in the United States and internationally	70,535	5,262,616
Fire, Marine & Casualty Insurance (2.1%)
Infinity Property and Casualty Corporation provides personal automobile insurance with a focus on nonstandard auto insurance	34,265	3,011,894
Hotels & Motels (3.1%)
Choice Hotels International Inc. operates as a hotel franchisor worldwide	79,000	4,427,950
Insurance Carriers (3.2%)
Hallmark Financial Services, Inc.* insurance holding company that markets, distributes, underwrites, and services property/casualty insurance products to businesses and individuals	393,032	4,570,962
Investment Advice (7.7%)
Diamond Hill Investment Group, Inc. provides investment management services to institutions and individuals	27,400	5,764,412
Westwood Holdings Group, Inc. manages investment assets and provides services for its clients	89,087	5,344,329
		11,108,741

See Notes to Financial Statements

FAM Small Cap Fund – Statement of Investments (continued)

December 31, 2016

	SHARES	VALUE
Motors & Generators (3.4%)
Franklin Electric Co., Inc. designs, manufactures, and distributes water and fuel pumping systems	128,000	$ 4,979,200
National Commercial Banks (5.2%)
National Commerce Corporation* holding company for National Bank of Commerce and United Legacy Bank that provides various financial services	202,400	7,519,160
Real Estate (7.1%)
Consolidated-Tomoka Land Co. operates as a diversified real estate operating company	100,000	5,342,000
FRP Holdings, Inc.* engages in the transportation and real estate businesses	128,835	4,857,079
		10,199,079
Real Estate Investment Trusts (4.9%)
Ashford Hospitality Prime, Inc. real estate investment trust that invests primarily in high revenue per available room full-service and urban select-service hotels	257,134	3,509,879
Retail Opportunity Investments Corp. real estate investment trust that engages in the acquisition, ownership, and management of necessity-based community and neighborhood shopping centers	165,000	3,486,450
		6,996,329
Refuse Systems (3.5%)
US Ecology, Inc. provides radioactive, pcb, hazardous and non-hazardous waste services to commercial and government customers	102,300	5,028,045
Retail - Auto Dealers & Gasoline Stations (3.6%)
Penske Automotive Group, Inc. operates auto dealerships, primarily in the United States and the United Kingdom	100,000	5,184,000

See Notes to Financial Statements

FAM Small Cap Fund – Statement of Investments (continued)

December 31, 2016

	SHARES	VALUE
Retail - Catalog & Mail-Order Houses (4.5%)
PC Connection, Inc. operates as a direct marketer of a range of information technology (IT) solutions.	228,600	$ 6,421,374
Retail - Eating Places (2.6%)
Biglari Holdings Inc.* engages in the ownership, development, operation, and franchising of restaurants	7,883	3,730,236
Services - Business Services (3.5%)
Exlservice Holdings, Inc.* provides operations managmeent solutions and analytics	100,000	5,044,000
Services - Engineering Services (3.4%)
Mistras Group, Inc.* provides technology-enabled asset protection solutions	192,600	4,945,968
State Commercial Banks (6.7%)
Pinnacle Financial Partners, Inc. holding company for Pinnacle National Bank that provides commercial banking services to individuals, small to mid-size businesses and professional entities	26,500	1,836,450
South State Corporation banking services to individual and corporate customers in the Carolinas	13,300	1,162,420
Stonegate Bank banking services to individual and corporate customers in Tampa and Southeast and Southwest Florida.	158,000	6,593,340
		9,592,210
Transportation of Freight & Cargo (4.1%)
Echo Global Logistics, Inc.* provides technology-enabled transportation and supply chain management solutions	237,200	5,941,860
Wholesale - Computers & Peripheral Equipment & Software (4.1%)
ScanSource, Inc.* wholesale distributor of specialty technology products in North America and internationally	145,500	5,870,925

See Notes to Financial Statements

FAM Small Cap Fund – Statement of Investments (continued)

December 31, 2016

	SHARES	VALUE
Total Common Stocks (Cost $94,747,568)		$ 125,663,371

TEMPORARY INVESTMENTS (12.7%)
Money Market Fund (12.7%)
Invesco Short Term Treasury Fund (Institutional Class)(0.26%)**	18,295,262	18,295,262
Total Temporary Investments (Cost $18,295,262)		$ 18,295,262
Total Investments (Cost $113,042,830)		$143,958,633
* Non-income producing securities ** The rate shown represents the effective yield at 12/31/16

See Notes to Financial Statements

FAM Funds - Statements of Assets and Liabilities - December 31, 2016

	Value Fund	Equity-Income Fund	Small Cap Fund
Assets
Investments in securities at value (Cost $491,459,516; $131,576,894; and $113,042,830 respectively)	$1,093,817,880	$202,593,789	$143,958,633
Cash	259,168	40,936	961,338
Dividends and interest receivable	596,024	198,250	184,680
Receivable for investment securities sold	6,401,516	—	—
Receivable for Fund shares purchased	670,022	137,322	349,467
Total Assets	1,101,744,610	202,970,297	145,454,118
Liabilities
Accrued investment advisory fee	843,002	188,685	109,382
Accrued shareholder servicing and fund accounting fees	142,792	25,275	15,777
Accrued business management and administrative fees	91,139	15,821	13,502
Accrued trustee fees	833	833	833
Accrued expenses	177,572	60,476	37,822
Payable for investment securities purchased	—	4,059,841	—
Payable for Fund shares redeemed	109,599	255,549	12,868
Total Liabilities	1,364,937	4,606,480	190,184
Total Net Assets	$1,100,379,673	$198,363,817	$145,263,934
Net Assets Consist Of:
Net capital paid in on shares of beneficial interest	$ 496,206,662	$127,346,922	$114,339,324
Accumulated net investment income/(loss)	—	—	—
Accumulated net realized gain/(loss) on investments	1,814,647	—	8,807
Net unrealized appreciation	602,358,364	71,016,895	30,915,803
Total Net Assets	$1,100,379,673	$198,363,817	$145,263,934
Net asset value and offering per share
Net assets - Investor Shares	$1,100,379,673	$198,363,817	$111,122,215
Net assets - Institutional Shares	N/A	N/A	$ 34,141,719

Shares outstanding - Investor Shares	16,673,199	7,367,261	6,247,073
Shares outstanding - Institutional Shares	N/A	N/A	1,916,252

Net Asset Value, Offering and Redemption Price per share (unlimited shares of beneficial interest authorized at $0.001 par value)
Investor Shares	$66.00	$26.93	$17.79
Institutional Shares	N/A	N/A	$17,82

See Notes to Financial Statements

FAM Funds - Statements of Operations - Year Ended December 31, 2016

	Value Fund	Equity-Income Fund	Small Cap Fund
Investment Income
Income
Dividends	$10,515,067	$3,304,208	$1,306,479
Interest	219,657	38,557	23,411
Total Investment Income	10,734,724	3,342,765	1,329,890
Expenses
Investment advisory fee (Note 2)	9,051,746	1,533,273	1,057,424
Shareholder Administrative fees (Note 2)
Investor shares	526,203	79,595	100,257
Institutional shares	—	—	4,296
Shareholder Service fees (Note 2)
Investor shares	866,804	148,853	57,100
Institutional shares	—	—	5,795
Fund accounting (Note 2)
Investor shares	704,026	119,255	64,914
Institutional shares	—	—	17,330
Business management fees	301,724	51,109	35,247
Printing and mailing	125,187	28,574	25,882
Professional fees	166,930	53,475	30,476
Registration fees	38,419	35,647	75,460
Custodian fees	80,124	18,080	14,246
Trustee’s fees	35,495	35,495	35,495
Officer’s fees (Note 2)	30,779	30,779	30,779
Other	89,855	19,202	15,967
Total Expenses	12,017,292	2,153,337	1,570,668
Fees waived by Advisor (Note 2)	(137,822)	(4,149)	(42,280)
Expenses paid indirectly (Note 3)	(677)	(134)	(88)
Net Expenses	11,878,793	2,149,054	1,528,300
Net Investment Income/(Loss)	(1,144,069)	1,193,711	(198,410)

See Notes to Financial Statements

FAM Funds - Statements of Operations - Year Ended December 31, 2016

(continued)

Realized and Unrealized Gain on Investments
Net realized gain	56,240,566	14,163,381	4,404,135
Net change in unrealized appreciation	93,548,755	18,623,378	22,226,334
Net Realized and Unrealized Gain	149,789,321	32,786,759	26,630,469
Net Increase In Net Assets From Operations	$148,645,252	$33,980,470	$26,432,059

See Notes to Financial Statements

FAM Funds - Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	Value Fund
	2016	2015
Change in Net Assets
From operations
Net investment (loss)	$ (1,144,069)	$ (1,891,108)
Net realized gain on investments	56,240,566	80,153,275
Net change in unrealized appreciation/(depreciation of investments	93,548,755	(93,786,775)
Net increase (decrease) in net assets from operations	148,645,252	(15,524,608)

Distributions to shareholders from:
Net realized gain on investments	(54,500,517)	(80,079,150)
Total distributions	(54,500,517)	(80,079,150)
Capital share transactions (Note 4)	48,872,517	57,731,154
Total increase/(decrease) in net assets	143,017,252	(37,872,604)

Net Assets
Beginning of year	957,362,421	995,235,025
End of year	$1,100,379,673	$957,362,421

See Notes to Financial Statements

FAM Funds - Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	Equity-Income Fund
	2016	2015
Change in Net Assets
From operations
Net investment income	$ 1,193,711	$ 1,264,257
Net realized gain on investments	14,163,381	6,761,847
Net change in unrealized appreciation/(depreciation of investments	18,623,378	(8,952,871)
Net increase (decrease) in net assets from operations	33,980,470	(926,767)

Distributions to shareholders from:
Net investment income	(1,201,574)	(1,264,257)
Net realized gain on investments	(14,379,571)	(6,155,528)
Return of Capital	(614,470)	—
Total distributions	(16,195,615)	(7,419,785)
Capital share transactions (Note 4)	31,930,027	(4,526,004)
Total increase/(decrease) in net assets	49,714,882	(12,872,556)

Net Assets
Beginning of year	148,648,935	161,521,491
End of year	$198,363,817	$148,648,935

See Notes to Financial Statements

FAM Funds - Statements of Changes in Net Assets

Years Ended December 31, 2016 and 2015

	Small Cap Fund
	2016	2015
Change in Net Assets
From operations
Net investment (loss)	$ (198,410)	$ (225,195)
Net realized gain on investments	4,404,135	421,640
Net change in unrealized appreciation/(depreciation of investments	22,226,334	(3,261,227)
Net increase (decrease) in net assets from operations	26,432,059	(3,064,782)

Distributions to shareholders from:
Net investment income	—	(29,566)
Net realized gain on investments	(4,202,105)	(204,380)
Total distributions	(4,202,105)	(233,946)
Capital share transactions (Note 4)	24,556,890	34,870,936
Total increase in net assets	46,786,844	31,572,208

Net Assets
Beginning of year	98,477,090	66,904,882
End of year	$145,263,934	$98,477,090

See Notes to Financial Statements

FAM Funds - Notes to Financial Statements

Note 1 Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund, FAM Equity-Income Fund and FAM Small Cap Fund are each a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. Each Fund is authorized to issue two classes of shares; Investor Shares and Institutional Shares. The Investor Shares and the Institutional Shares represent interests in the same portfolio of investments in each Fund, however, each class of shares is subject to different expenses and have differing investment minimums. Each share class has exclusive voting rights with respect to matters that affect just that class of shares. The investment objective of the FAM Value Fund is to maximize long-term return on capital. The investment objective of the FAM Equity-Income Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The investment objective of the FAM Small Cap Fund is to maximize long-term return on capital.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The following is a summary of each Fund’s significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and followed by the Funds in the preparation of their financial statements.

a) Valuation of Securities

Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in Invesco Short Term Treasury Fund are valued at that fund’s net asset value.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for identical securities in inactive markets and quoted prices for similar securities)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities

FAM Funds - Notes to Financial Statements

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2016:

FAM Value Fund
Level 1
Common Stocks	$ 975,965,819
Temporary Investments	117,852,061
Total Investments in Securities	$1,093,817,880

FAM Equity-Income Fund
Level 1
Common Stocks	$179,048,570
Temporary Investments	23,545,219
Total Investments in Securities	$202,593,789

FAM Small Cap Fund
Level 1
Common Stocks	$125,663,371
Temporary Investments	18,295,262
Total Investments in Securities	$143,958,633

During the year ended December 31, 2016 there were no Level 2 or 3 inputs used to value the Funds’ net assets. Refer to each Fund’s Statement of Investments to view securities segregated by industry type.

b) Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the year ended December 31, 2016 management has evaluated the tax positions taken or expected to be taken in the course

FAM Funds - Notes to Financial Statements

of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained upon review by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Based on the evaluation, management has determined that no liability for unrecognized tax expense is required. Tax years 2013 through present remain subject to examination by U.S. and New York taxing authorities. No examination of the Funds’ tax filings is presently in progress.

c) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d) Other

Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Non-cash dividends are included in dividends on the ex-dividend date at the fair market value of the shares received. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts.

Note 2 Investment Advisory Fees and Other Transactions with Affiliates

Under each Investment Advisory Agreement, effective as of January 1, 2016, each Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the “Advisor”) equal, on an annual basis, to 0.90% of each Fund’s average daily net assets (prior to January 1, 2016, this fee was at the rate of 1.00% per annum of each Fund’s average daily net assets). In addition, effective as of January 1, 2016, under a Business Management Agreement, each Fund pays a business management fee to the Advisor equal, on an annual basis, to 0.03% of each Fund’s average daily net assets. (Prior to January 1, 2016, this fee was payable to an affiliate of the Advisor).

FAM Funds - Notes to Financial Statements

Thomas Putnam is an officer and trustee of the Funds and also an officer and director of the Advisor. The Chief Compliance Officer is an officer of the Funds and compensated by the Funds in the amount of $92,337 as well as an officer of the Advisor and compensated additionally by the Advisor.

The Investment Advisory Agreement requires the Advisor to reimburse the Funds their expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. In addition, effective as of January 1, 2016, pursuant to an Expense Limitation Agreement entered into between the Advisor and the Trust, on behalf of each Fund, the Advisor has contractually agreed, until May 1, 2017, to waive fees and/or reimburse each of the Funds certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain Net Fund Operating Expenses of each class of shares of each of the Funds as follows: for the Investor Shares: 1.18% for FAM Value Fund, 1.26% for FAM Equity Income Fund and 1.42% for FAM Small Cap Fund and for the Institutional Shares: 0.99% for FAM Value Fund, 1.10% for FAM Equity Income Fund and 1.20% for FAM Small Cap Fund. Each Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the Expense Limitation Agreement provided that such repayment does not cause the Net Fund Operating Expenses for the applicable class of shares to exceed the applicable limit and the repayment is made within three years after the year in which the Advisor incurred the expense.

For the year ended December 31, 2016, pursuant to the terms of the Expense Limitation Agreement, the Advisor waived fees for each of the Funds as follows: for FAM Value Fund, the Advisor waived $137,822; for FAM Equity-Income Fund the Advisor waived $4,149 and for FAM Small Cap Fund the Advisor waived $42,280. The Advisor is permitted to seek reimbursement from the Funds for fees waived and/or Fund expenses it pays over the following three years after such payment. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of any previously waived fees and/or expenses. As of December 31, 2016, the cumulative amounts of previously waived fees that the Advisor may recoup from the Funds is shown below, along with the expiration date of such recoupment:

Fund	May 1,
	2018	2019	2020
FAM Value Fund	—	—	$137,822
FAM Equity-Income Fund	—	—	$ 4,149
FAM Small Cap Fund	—	—	$42,280

The Funds have also adopted separate Shareholder Administrative Services Plans for each class of shares pursuant to which each Fund may pay shareholder administrative servicing fees to the Advisor and to financial intermediaries for providing, or arranging for the provision of, certain types of shareholder administrative services to shareholders of

FAM Funds - Notes to Financial Statements

each respective class of shares that are serviced by the Advisor, affiliates of the Advisor or the financial intermediary. Pursuant to the Shareholder Administrative Services Plan for Investor Shares, the Investor Shares of the Funds may pay shareholder administrative servicing fees of up to 0.25% of the average daily net assets of the Investor Shares of each respective Fund, and pursuant to the Shareholder Administrative Services Plan for Institutional Shares, the Institutional Shares of the Funds may pay shareholder administrative servicing fees of up to 0.15% of the average daily net assets of the Institutional Shares of each respective Fund.

FAM Shareholder Services, Inc. (“FSS”), a company under common control with the Advisor, serves as shareholder account servicing agent and receives a fee on an annual basis, of each Fund’s average daily net assets of 0.11% for the Investor Class and 0.03% for Institutional Class. For the year ended December 31, 2016, shareholder administrative fees paid to FSS were as follows:

FAM Value Fund	$526,203
FAM Equity-Income Fund	$ 79,595
FAM Small Cap Fund	$104,553

Additionally, FSS serves as the Fund accounting agent and receives an annual fee of 0.07% on each Fund’s average daily net assets. For the year ended December 31, 2016, the Funds’ fund accounting fees paid to FSS amounted to:

FAM Value Fund	$704,026
FAM Equity-Income Fund	$119,255
FAM Small Cap Fund	$ 82,244

Fenimore Securities, Inc. (“FSI”), a company also under common control with the Advisor, acts as distributor of the Funds’ shares. FSI receives no compensation for providing distribution services to the Funds.

Note 3. Indirect Expenses

The Funds’ custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest bearing custody account. For the year ended December 31, 2016, these arrangements reduced the FAM Value Fund’s custodian fees by $677, FAM Equity-Income Fund’s custodian fees by $134, and FAM Small Cap Fund’s custodian fees by $88.

Note 4. Shares of Beneficial Interest

At December 31, 2016 an unlimited number of $0.001 par value of beneficial interest were authorized.

FAM Funds - Notes to Financial Statements

Transactions for each Fund are as follows:

	YEAR ENDED 12/31/16		YEAR ENDED 12/31/15
FAM Value Fund
	Shares	Amount	Shares	Amount
Shares sold	1,085,844	$ 69,025,162	1,223,205	$ 81,490,613
Shares issued on reinvestment of distributions	789,455	52,072,487	1,257,459	76,642,147
Shares redeemed	(1,141,899)	(72,225,132)	(1,489,528)	(100,401,606)
Net Increase	733,400	$ 48,872,517	991,136	$ 57,731,154

FAM Equity-Income Fund
Shares sold	1,390,487	$ 36,325,448	430,857	$ 10,978,552
Shares issued on reinvestment of distributions	561,716	15,134,162	281,977	6,945,967
Shares redeemed	(749,437)	(19,529,583)	(875,750)	(22,450,523)
Net Increase/(Decrease)	1,202,766	$ 31,930,027	(162,916)	$(4,526,004)

FAM Small Cap Fund
Investor Shares
Shares sold	2,894,232	$ 45,930,716	2,817,279	$42,680,792
Shares issued on reinvestment of distributions	178,997	3,187,939	15,122	227,125
Shares redeemed	(3,500,580)	(53,762,513)	(524,159)	(8,036,981)
Net Increase/(Decrease)	(427,351)	$ (4,643,858)	2,308,242	$34,870,936

FAM Small Cap Fund
Institutional Shares
Shares sold	2,113,530	$ 32,230,434	N/A	N/A
Shares issued on reinvestment of distributions	47,257	843,065	N/A	N/A
Shares redeemed	(244,535)	(3,872,751)	N/A	N/A
Net Increase	1,916,252	$ 29,200,748	N/A	N/A

FAM Funds - Notes to Financial Statements

Note 5. Investment Transactions

During the year ended December 31, 2016, purchases and sales of investment securities, other than short-term obligations were:

	Purchases	Sales
FAM Value Fund	$40,796,164	$96,846,282
FAM Equity-Income Fund	$44,188,381	$40,758,133
FAM Small Cap Fund	$41,546,984	$28,408,750

The cost of securities for federal income tax purposes is the same as shown in the statement of investments.

Note 6. Income Taxes and Distributions to Shareholders

The components of accumulated income/(losses) on a tax basis at December 31, 2016 (the Funds’ most recent tax year end) were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation
FAM Value Fund	—	1,814,647	$602,358,364
FAM Equity-Income Fund	—	—	$ 71,016,895
FAM Small Cap Fund	3,444	5,363	$ 30,915,803

The primary reason for the difference between the amounts of accumulated earnings reported on a tax basis and the amounts recorded on the statement of assets and liabilities is the treatment of short term capital gains as net investment income for tax purposes.

The aggregate gross unrealized appreciation and depreciation of portfolio securities at

December 31, 2016, based on cost for federal income tax purposes, was as follows:

FAM Value Fund	Unrealized appreciation	$605,641,851
	Unrealized depreciation	(3,283,487)
	Net unrealized appreciation	$602,358,364

FAM Equity-Income Fund	Unrealized appreciation	$ 72,662,627
	Unrealized depreciation	(1,645,732)
	Net unrealized appreciation	$ 71,016,895

FAM Funds - Notes to Financial Statements

Note 6. Income Taxes and Distributions to Shareholders (continued)

FAM Small Cap Fund	Unrealized appreciation	$31,193,613
	Unrealized depreciation	(277,810)
	Net unrealized appreciation	$30,915,803

The tax composition of dividends and distributions paid to shareholders for the years ended December 31, 2016 and 2015:

	2016	2015
FAM Value Fund
Long-term capital gain	$54,500,517	$80,079,150
	$54,500,517	$80,079,150

FAM Equity-Income Fund
Ordinary income	$ 4,839,826	$1,591,324
Long-term capital gain	10,741,319	6,210,727
Return of Capital	614,470	—
	$16,195,615	$7,802,051

FAM Small Cap Fund
Long-term capital gain	4,202,105	416,453
	$4,202,105	$416,453

Equilization debits included in long-term capital gain distributions were as follows:

	2016	2015
FAM Value Fund	—	—
FAM Equity-Income Fund	—	$ 382,266
FAM Small Cap Fund	—	$ 182,507

FAM Funds - Notes to Financial Statements

Permanent book and tax differences, primarily attributable to net investment losses and recharacterization of distributions, resulted in the following reclassification for the year ended December 31, 2016:

	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments
FAM Value Fund	(1,144,069)	1,144,069	—
FAM Equity-Income Fund	—	7,863	(7,863)
FAM Small Cap Fund	—	198,410	(198,410)

These reclassifications had no impact on the net assets or net asset values per share of the Funds.

Note 7. Line of Credit

The FAM Value Fund, Equity-Income Fund, and Small Cap Fund each has a line of credit up to 33 1/3% of its net assets with a maximum of $145,000,000, $23,000,000, and $13,000,000, respectively.

Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until November 27, 2017, when any advances are to be repaid. During the year ended December 31, 2016, no amounts were drawn from the available lines.

Note 8. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on the experience of the Advisor, the Funds expect the risk of loss to be remote.

Note 9. Subsequent Events

Management has evaluated subsequent events through the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

FAM Funds - Notes to Financial Statements

Note 10. Financial Highlights

FAM Value Fund	Years Ended December 31,
Per share information (For a share outstanding throughout each year)	2016	2015	2014	2013	2012
Net asset value, beginning of year	$60.06	$66.58	$61.81	$48.88	$45.15
Income/Loss from investment operations:
Net investment income/(loss)†	(0.07)	(0.13)	(0.16)	(0.18)	0.06
Net realized and unrealized gain/(loss) on investments	9.44	(0.95)	8.47	16.28	5.07
Total from investment operations	9.37	(1.08)	8.31	16.10	5.13
Less distributions:
Dividends from net investment income	—	—	—	—	(0.07)
Distributions from net realized gains	(3.43)	(5.44)	(3.54)	(3.16)	(1.32)
Return of capital	—	—	—	(0.01)	(0.01)
Total distributions	(3.43)	(5.44)	(3.54)	(3.17)	(1.40)
Change in net asset value for the year	5.94	(6.52)	4.77	12.93	3.73
Net asset value, end of year	$66.00	$60.06	$66.58	$61.81	$48.88
Total Return	15.60%	(1.74)%	13.41%	32.96%	11.39%

Ratios/supplemental data
Net assets, end of year (000)	$1,100,380	$957,362	$995,235	$941,765	$731,983
Ratios to average net assets of:
Expenses, total	1.19%	1.18%	1.18%	1.19%	1.21%
Expenses, net of fees waived and expenses assumed by advisor	1.18%	1.18%	1.18%	1.19%	1.21%
Net investment income/(loss)	(0.11)%	(0.19)%	(0.25)%	(0.24)%	0.13%
Portfolio turnover rate	4.25%	8.53%	6.08%	8.38%	4.41%

†Based on average shares outstanding.

FAM Funds - Notes to Financial Statements

Note 10. Financial Highlights

FAM Equity-Income Fund	Years Ended December 31,
Per share information (For a share outstanding throughout each year)	2016	2015	2014	2013	2012
Net asset value, beginning of year	$24.11	$25.53	$24.77	$20.08	$19.39
Income/Loss from investment operations:
Net investment income†	0.18	0.21	0.19	0.17	0.24
Net realized and unrealized gain (loss) on investments	5.00	(0.38)	1.75	5.79	1.88
Total from investment operations	5.18	(0.17)	1.94	5.96	2.12
Less distributions:
Dividends from net investment income	(0.18)	(0.21)	(0.19)	(0.18)	(0.26)
Distributions from net realized gains	(2.09)	(1.04)	(0.85)	(1.03)	(1.14)
Return of capital	(0.09)	—	(0.14)	(0.06)	(0.03)
Total distributions	(2.36)	(1.25)	(1.18)	(1.27)	(1.43)
Change in net asset value for the year	2.82	(1.42)	0.76	4.69	0.69
Net asset value, end of year	$26.93	$24.11	$25.53	$24.77	$20.08
Total Return	21.59%	(0.73)%	7.85%	29.79%	11.02%

Ratios/supplemental data
Net assets, end of year (000)	$198,364	$148,649	$161,521	$146,568	$112,940
Ratios to average net assets of:
Expenses, total	1.26%	1.27%	1.26%	1.29%	1.31%
Expenses, net of fees waived and expenses assumed by advisor	1.26%	1.27%	1.26%	1.29%	1.31%
Net investment income	0.70%	0.83%	0.76%	0.71%	1.17%
Portfolio turnover rate	26.21%	15.67%	10.73%	10.33%	43.0%

† Based on average shares outstanding.

FAM Funds - Notes to Financial Statements

Note 10. Financial Highlights

FAM Small Cap Fund (Investor Shares)
Per share information (For a share outstanding throughout each period)	2016	2015	2014	2013	For the Period Ended December 31, 2012*
Net asset value, beginning of period	$14.75	$15.32	$14.77	$11.03	$10.00
Income/Loss from investment operations:
Net investment income/(loss)†	(0.03)	(0.04)	(0.01)	0.04	(0.04)
Net realized and unrealized gain/(loss) on investments	3.60	(0.50)	0.83	4.43	1.07
Total from investment operations	3.57	(0.54)	0.82	4.47	1.03
Less distributions:
Dividends from net investment income	—	(0.00)(a)	—	(0.03)	—
Distributions from net realized gains	(0.53)	(0.03)	(0.18)	(0.70)	—
Return of capital	—	—	(0.09)	(0.00)(a)	—
Total distributions	(0.53)	(0.03)	(0.27)	(0.73)	—
Change in net asset value for the period	3.04	(0.57)	0.55	3.74	1.03
Net asset value, end of period	$17.79	$14.75	$15.32	$14.77	$11.03
Total Return	24.21%	(3.49)%	5.58%	40.49%	10.30%**

Ratios/supplemental data
Net assets, end of period (000)	$111,122	$98,477	$66,905	$42,674	$16,841
Ratios to average net assets of:
Expenses, total	1.36%	1.36%	1.42%	1.57%	2.79%***
Expenses, net of fees waived and expenses assumed by advisor	1.36%	1.36%	1.42%	1.57%	2.79%***
Net investment income/(loss)	(0.23)%	(0.29)%	(0.09)%	0.05%	(1.89)%***
Portfolio turnover rate	26.44%	26.84%	13.40%	19.65%	7.59%**

† Based on average shares outstanding.

* Small Cap Fund inception 3/1/12

** Not Annualized

*** Annualized

(a)Amount is less than $0.01 per share.

FAM Funds - Notes to Financial Statements

Note 10. Financial Highlights

FAM Small Cap Fund (Institutional Shares)	Year Ended December 31,
Per share information (For a share outstanding throughout the period)	2016
Net asset value, beginning of period	$14.75
Income/Loss from investment operations:
Net investment (loss)†	(0.00)(a)
Net realized and unrealized gain on investments	3.60
Total from investment operations	3.60
Less distributions:
Distributions from net realized gains	(0.53)
Total distributions	(0.53)
Change in net asset value for the period	3.07
Net asset value, end of period	$17.82
Total Return	24.42%

Ratios/supplemental data
Net assets, end of period (000)	$34,142
Ratios to average net assets of:
Expenses, total	1.23%
Expenses, net of fees waived and expenses assumed by advisor	1.16%
Net investment (loss)	(0.03)%
Portfolio turnover rate	26.44%

† Based on average shares outstanding.

(a)Amount is less than $0.01 per share.

FAM Funds - Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Fenimore Asset Management Trust

and the Shareholders of FAM Value Fund, FAM Equity-Income Fund and FAM Small Cap Fund

We have audited the accompanying statements of assets and liabilities of FAM Value Fund, FAM Equity-Income Fund, and FAM Small Cap Fund, each a series of shares of beneficial interest in Fenimore Asset Management Trust (the “Funds”), including the statements of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FAM Value Fund, FAM Equity-Income Fund, and FAM Small Cap Fund as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years and period in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD,LLP

Philadelphia, Pennsylvania

February 22, 2017

FAM Funds (Unaudited)

Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the approval of each of the Investment Advisory Agreements between the Funds and the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Advisory Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to renew each of the Advisory Agreements between the Value Fund, the Equity-Income Fund and the Small Cap Fund with the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board’s consideration. This included materials prepared by the Advisor and materials prepared by an independent mutual fund industry consulting firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board engaged in a thorough review process in order to determine whether to approve the continuation of the Advisory Agreements with the Advisor. After receiving the materials that they had requested to assist them with their review, the Board had a preliminary meeting by conference call on November 2, 2016, with representatives of the Advisor in order to discuss the proposed approval of the continuation of the Advisory Agreements and to review the materials that had been presented. The Board then requested certain additional information which the Advisor provided and the Board met again with representatives of the Advisor on November 10, 2016, prior to the start of their required in-person meeting in order to further consider and discuss the proposed approval of the Advisory Agreements.

The Board then met to consider the approval of the continuation of the Advisory Agreements at an in-person meeting of the Board held on November 10, 2016. Among the factors the Board considered was: (i) the overall performance of each of the Value Fund and the Equity- Income Fund relative to the performance of other similar mutual funds on a long-term basis (five years and longer) and over shorter time periods (less than five years); and (ii) the overall performance of the Small Cap Fund since its inception on March 1, 2012. In connection with its review of the performance results achieved for the Funds, the Board discussed with management the fact that the Advisor maintains a particular fo-

FAM Funds (Unaudited)

cus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to under-perform when compared to other funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board also considered and discussed with the Advisor their focus on “value investing” which may result in short-term performance that lags the performance results achieved by other managers, especially those managers that emphasize other types of investment strategies, such as “growth investing”. The Board also took into consideration the Advisor’s stated objective of attaining investment results with less risk and less volatility than other funds. The Board determined that it has been beneficial to shareholders that the Advisor has continued to invest on behalf of the Funds in a manner that is consistent with its long-term investment objectives due to the fact that the Advisor has been able to achieve favorable long-term performance results for the Value Fund and the Equity- Income Fund and favorable investment results for the Small Cap Fund since its inception, and, when performance is adjusted for risk, it shows even more favorable results.

The Board also took note of: (i) the long-term relationship between the Advisor and both the Value Fund and the Equity-Income Fund and the efforts that have been undertaken by the Advisor to foster the growth and development of these two Funds since the inception of each of the Funds; and (ii) with respect to the Small Cap Fund, the efforts that the Advisor has undertaken to foster the growth and development of that Fund since its inception on March 1, 2012. In connection with this, the Board took note of the fact that Thomas Putnam, the Chairman and founder of the Advisor and the co-manager of each of the Funds, has been advising each of the Funds since their inception, during which time each of the Funds have experienced favorable investment results on a comparative basis. The Board also noted that the Advisor has continued to retain and develop additional portfolio managers and investment analysts to work with Mr. Putnam in an effort to provide for the continued long-term management and oversight of the Funds and their portfolios.

In addition, the Board compared expenses of each Fund to the expenses of other similar mutual funds. They noted the range of investment advisory and administrative services provided by the Advisor and its affiliates to the Funds and the level and quality of these services, and in particular, they considered the quality of the personnel providing these services noting that they were of a high caliber.

In connection with these matters, the Board took notice of the fact that the Funds’ investment advisory fees are not subject to breakpoints on increased assets in the Funds. The Board also took note of the fact that there is no uniform set of guidelines within the mutual fund industry with respect to the application of breakpoints on fund assets, and they concluded that they will continue to evaluate the potential for the application of breakpoints in the future to the extent that assets in the Funds increase, at which time a determination

FAM Funds (Unaudited)

can be made as to the potential appropriateness of implementing breakpoints. The Board also observed that the Advisor has been willing to implement and maintain the effectiveness of the Expense Limitation Agreement for the Funds which is intended to limit the total overall operating expenses of the Funds.

In connection with the Board’s consideration of the approval of the continuation of the Business Management Agreement with the Advisor, the Board determined that the fees payable to the Advisor for the business management services provided by the Advisor were reasonable and that the business management services continued to be of a level and quality at least equal to the same or similar services that could be provided by independent third parties.

The Board considered that the Funds receive shareholder account services and fund accounting services from an affiliate of the Advisor, FAM Shareholder Services, Inc. (“FSS”), and the Board reviewed the fees that are payable to FSS under the contractual arrangements between FSS and the Funds and the Board determined that the fees continue to be reasonable based upon the nature and quality of the services that are provided to the Funds by FSS for shareholder account services and fund accounting services. The Board also considered the fees that are payable to FSS by each Fund under the Shareholder Services Agreements entered into between the Funds and FSS, and the extent to which FSS may pay the Advisor for providing FSS with certain administrative support services that the Advisor provides to FSS for purposes of assisting FSS with its provision of shareholder account services to the Funds.

The Board also considered that the Funds are distributed by an affiliate of the Advisor, Fenimore Securities, Inc., (“FSI”), and the Board reviewed the distribution-related services provided by FSI and they determined that the distribution services provided by FSI are useful and beneficial to the ongoing operations of the Funds. In connection with their consideration of the services provided to the Funds by FSI, the Board took into consideration that FSI does not receive any revenue or compensation from the Funds for the services that it provides to the Funds, and the Board further considered that the Advisor supports the ongoing operations of FSI from its own financial resources.

The Board also reviewed financial information concerning the Advisor and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor and its affiliates as demonstrated by the financial information provided. The Board also took note of the fact that the Advisor has previously used revenue sharing payments from its own financial resources to pay for all of the distribution-related costs incurred in connection with the marketing and sale of the Funds’ shares because the Funds are not subject to a Rule 12b-1 plan of distribution, and they further took note of the fact that in connection with the multi-class share structure, the Advisor continues its practice of using revenue sharing payments from its own financial resources to make payments to those financial intermediaries that provide certain types of distribution-related services to shareholders of each class of shares of the Funds. The members of the Board considered the profitability of the Advisor both before and after the impact of the marketing and distribution-related expenses that the Advisor incurs out of its own resources in connection with its management of the Funds.

FAM Funds (Unaudited)

The Board reviewed the Advisor’s brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. In connection with this review, the Board considered the fact that while the Advisor does not have any express arrangements in place with respect to “soft dollar” arrangements with brokers or other similar parties relating to the direct use of Fund brokerage commissions to obtain research or execution services, the Advisor does receive research services from certain broker-dealers with which it executes securities transactions on behalf of the Funds which is done in a manner that is consistent with the provisions of Section 28(e) of the Securities Exchange Act of 1934. With respect to the Advisor’s brokerage practices, the Board also took into consideration the fact that the Advisor has maintained low portfolio turnover rates for the Funds that are substantially lower than industry averages for equity-type funds, which the Board determined is beneficial to shareholders due to the reduced brokerage expenses that are attributable to low portfolio turnover rates.

The Board also considered information regarding the fees that the Advisor charges other clients, including privately managed accounts and a privately offered investment fund, for investment advisory services that are similar to the advisory services provided to the Funds and noted that the Funds’ fees were reasonable when compared to the relevant circumstances of the types of accounts involved and the services provided and the different types of additional services that are required in connection with the management of regulated investment companies such as the Funds.

In connection with the Board’s consideration of the ways in which economies of scale are reflected with respect to the Advisory Agreements, the Board took note of the fact that the Advisor had agreed to continue the use of an Expense Limitation Agreement with respect to each Fund which provides for a limit on the total operating expenses of each Fund and each class of shares of each Fund through May 1, 2018. With respect to the Board’s approval of the continuation of the Expense Limitation Agreement between the Funds and the Advisor, the Board took into consideration that pursuant to the terms of the Expense Limitation Agreement, the Advisor may seek recoupment of fees and expenses that it had previously waived or reimbursed under certain circumstances provided that such recoupment does not result in a Fund incurring total operating expenses that are in excess of the amounts provided under the terms of the Expense Limitation Agreement with respect to each class of shares of the Funds.

FAM Funds (Unaudited)

In reaching their conclusion with respect to the approval of the continuation of the Advisory Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of each of the Value Fund and the Equity-Income Fund, and the performance of the Small Cap Fund since its inception, as well as the commitment of the Advisor to the successful operation of each of the Funds, and the level of expenses of the Funds, in addition to the Advisor’s willingness to enter into a contractual Expense Limitation Agreement in order to limit the overall operating expenses of each of the Funds and each class of shares of the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable and the Board voted to approve the continuation of the Advisory Agreements for a one-year period, subject to the applicable limitations on the total operating expenses of the Funds, as considered and approved at the meeting.

FAM Funds - Information About Trustees and Officers (Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-800-932-3271.

Independent Trustees**

Name, Address, and Age	Position(s) Held With Fund and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Fred “Chico” Lager 384 North Grand St. Cobleskill, NY 12043 Age: 62	Trustee since 1996	Business Consultant; Retired President and Chief Executive Officer of Ben & Jerry’s Homemade, Inc.	3	None
John J. McCormack, Jr. 384 North Grand St. Cobleskill, NY 12043 Age: 72	Trustee since 2004; Chairman since 2007	Retired Group President, TIAA-Cref Enterprises	3	None
Barbara V. Weidlich 384 North Grand St. Cobleskill, NY 12043 Age: 72	Trustee since 2004	Retired President, National Investment Company Service Association	3	None
Kevin J. McCoy, CPA 384 North Grand St. Cobleskill, NY 12043 Age: 64	Trustee since 2007	Principal, Marvin and Company, P.C., certified public accounting firm	3	None
Paul A. Keller, CPA 384 North Grand St. Cobleskill, NY 12043 Age: 62	Trustee since 2010	Business Consultant; Retired Assurance Partner, PricewaterhouseCoopers, LLP Investment Management Services Group	3	Pacific Select Funds and the Pacific Funds
Donald J. Boteler 384 North Grand St. Cobleskill, NY 12043 Age: 68	Trustee since 2012	Retired Vice President of Operations & Continuing Education,Investment Company Institute	3	Parnasus Funds and Parnasus Income Funds

FAM Funds - Information About Trustees and Officers (Unaudited)

Interested Trustee and Officers***

Name, Address, and Age	Position(s) Held With Fund and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Thomas O. Putnam**** 384 North Grand St. Cobleskill, NY 12043 Age: 72	President since 1986; Chairman from 1986- November 2004	Chairman, Fenimore Asset Management, Inc.	3	None
Officers
Michael F. Balboa 384 North Grand St. Cobleskill, NY 12043 Age: 33	Secretary and Treasurer since May 2016	February 2016 to Present Chief Financial Officer, Fenimore Asset Management, Inc.. Prior to February 2016 Senior Manager - Ernst & Young, LLP; Manager Ernst & Young, LLP	N/A	N/A
Charles Richter, Esq. 384 North Grand St. Cobleskill, NY 12043 Age: 60	Chief Compliance Officer and Anti-Money Laundering Compliance Officer since 2005	March 2005 to Present, Chief Compliance Officer, Fenimore Asset Management Trust. November 2004 to Present, Chief Compliance Officer, Fenimore Asset Management, Inc., Fenimore Securities, Inc.	N/A	N/A

†Trustees serve until their successors are elected and qualified, or until the Trustee dies, resigns or is removed, or becomes incapacitated.

*”Fund Complex” includes the three series of the Trust, FAM Value Fund, FAM Equity-Income Fund and FAM Small Cap Fund.

**The “Independent Trustees” are those Trustees that are not considered “interested persons” of the Trust, as that term is defined in the 1940 Act.
***Mr. Putnam, by virtue of his employment with Fenimore Asset Management, Inc., the Trust’s investment advisor, is considered an “interested person” of the Trust.
****Mr. Putnam was Chairman of the Board through October 2004.

FAM Funds - Expense Data

December 31, 2016 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (7/1/2016 to 12/31/2016).

Actual Expenses

Line (A) of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

Line (B) of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, line (B) of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds

FAM Funds - Expense Data continued

Six months ended December 31, 2016 (Unaudited)

	Fund Expense Ratio	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period *

FAM Value Fund - Investor Shares: Actual Return	1.19%	$1,000.00	$1,097.70	$6.27
Hypothetical 5% Yearly Return	1.19%	$1,000.00	$1,019.02	$6.16

FAM Equity-Income Fund - Investor Shares: Actual Return	1.25%	$1,000.00	$1,117.80	$6.55
Hypothetical 5% Yearly Return	1.25%	$1,000.00	$1,018.82	$6.24

FAM Small Cap Fund - Investor Shares: Actual Return	1.36%	$1,000.00	$1,115.20	$7.15
Hypothetical 5% Yearly Return	1.36%	$1,000.00	$1,018.36	$6.70

FAM Small Cap Fund - Institutional Shares: Actual Return	1.18%	$1,000.00	$1,156.40	$6.29
Hypothetical 5% Yearly Return	1.18%	$1,000.00	$1,019.17	$5.89

*Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expense as a percentage of net asset for the six month period ended December 31, 2016. Expenses are calculated by multiplying the annualized \expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (184); and then dividing that result by the number of days in the current fiscal year (366).

FAM Funds - Supplemental Information (Unaudited)

Statement Regarding Availability of Proxy Voting Policies and Procedures.
Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record.
Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Funds’ Website at
http://famfunds.com (ii) and on the Securities and Exchange Commission’s website at
http://www.sec.gov.

SPECIAL SPECIAL 2016 TAX INFORMATION FOR FAM FUNDS
This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code.
The Value Fund distributed $54,500,517, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
The Equity-Income Fund distributed $10,733,708, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
The Small Cap Fund distributed $2,679,912, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For Equity-Income Fund taxable non-corporate shareholders, 68.0% of the Fund’s income represents qualified dividend income subject to the 20% rate category.
For Equity-Income Fund corporate shareholders, 68.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Investment Advisor

Fenimore Asset
Management, Inc.
Cobleskill, NY

Custodian

U.S. Bank, N.A.
Cincinnati, OH

Independent Registered

Public Accounting Firm

BBD, LLP

Philadelphia, PA

Trustees

Donald J. Boteler

Paul Keller, CPA
Fred “Chico” Lager
John J. McCormack, Jr.,
 Independent Chairman
Kevin J. McCoy, CPA
Thomas O. Putnam
Barbara V. Weidlich

Legal Counsel

Dechert LLP
Washington, DC

Shareholder Servicing Agent

FAM Shareholder Services, Inc.
Cobleskill, NY

Distributor

Fenimore Securities, Inc.
Cobleskill, NY

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has undertaken in this report filed on Form N-CSR to provide to any person without charge, upon request by calling 1-(800) 932-3271, a copy of such code of ethics. During 2016, there were no amendments to the Code of Ethics or Waivers from the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Fred Lager, Paul A. Keller, Donald J. Boteler and Kevin J. McCoy are each an "audit committee financial expert" and are "independent", as these terms are defined in this Item 3.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees 2016 - $88,500. ; Audit Fees 2015 - $86,500

(b) Audit-Related Fees - None.

(c) Tax Fees 2016 - $12,500.; Tax Fees 2015 - $12,500.; Tax Preparation Expenses

(d) All Other Fees –2016 – None; 2015 - None-

(e)(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by BBD, LLP must be pre-approved by the audit committee. All services performed during 2016 and 2015 were pre-approved by the committee.

(e)(2) 100 percent of any Fees for services described in each of paragraphs (b) through (d) of this item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees paid to BBD, LLP for professional services to Registrant's affiliated broker-dealer for 2016 were $6,500., and 2015 were $6,500., respectively. The aggregate fees paid to BBD, LLP for professional services to Registrant's affiliated Private Offering-Limited Liability Company for 2016 were $18,000 and for 2015 were $18,000 respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Schedule of Investments

This Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management

Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c)) under the Investment Company Act of 1940, as amended (the "Act") are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the registrant's second fiscal likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below:

(Attached hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fenimore Asset Management Trust

By (Signature and Title)* /s/ Thomas O. Putnam

---------------------------

Thomas O. Putnam, President

Date February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Thomas O. Putnam

---------------------------

Thomas O. Putnam, President

Date February 24, 2017

By (Signature and Title)* /s/ Michael F. Balboa

--------------------------

Michael F. Balboa, Treasurer

Date February 24, 2017

* Print the name and title of each signing officer under his or her signature.